As filed with the Securities and Exchange Commission on July 28, 2025
SECURITIES ACT FILE NO. 033‑52742
INVESTMENT COMPANY ACT FILE NO. 811‑07238
FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre‑Effective Amendment No.	☐

Post-Effective Amendment No. 137	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 138	☒
SUNAMERICA SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
21650 Oxnard Street, Suite 750
Woodland Hills, California 91367
(Address of Principal Executive Offices) (Zip Code)
(800) 858‑8850
(Registrant’s Telephone Number, including area code)
Kathleen D. Fuentes, Esq.
SunAmerica Asset Management, LLC
30 Hudson Street, 16th Floor
Jersey City, NJ 07302
(Name and Address for Agent for Service)
Copy to:
Trina Sandoval, Esq.
Corebridge Financial, Inc.
21650 Oxnard Street, Suite 750
Woodland Hills, California 91367
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date), pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date), pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This filing relates solely to SA Fidelity Institutional AM Global Equities Portfolio and SA Goldman Sachs Government and Quality Bond Portfolio.

PROSPECTUS
July 28, 2025
SUNAMERICA SERIES TRUST
(Class 1, Class 2 and Class 3 Shares)

SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PORTFOLIO SUMMARY: SA FIDELITY INSTITUTIONAL AM® GLOBAL EQUITIES PORTFOLIO (FORMERLY, SA JPMORGAN GLOBAL EQUITIES PORTFOLIO)

Investment Goal

The Portfolio’s investment goal is to seek long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.76%	0.76%	0.76%
Service (12b‑1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.83%	0.98%	1.08%
Fee Waivers and/or Expense Reimbursements[1]	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.80%	0.95%	1.05%

[1]
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.87% of the Portfolio’s average daily net assets on the first $50 million, 0.77% of the Portfolio’s average daily net assets on the next $100 million, 0.67% of the Portfolio’s average daily net assets on the next $150 million, and 0.62% of the Portfolio’s average daily net assets over $300 million. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Master Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$82	$262	$458	$1,023
Class 2	97	309	539	1,199
Class 3	107	340	593	1,314
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in equity securities of companies anywhere in the world, with a focus on the constituent countries and securities of the MSCI World Index (net), which tracks the performance of large and mid-cap companies across 23 developed markets worldwide.
Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio’s subadviser may invest in all types of equity securities (which may be denominated in foreign currencies) including, but not limited to, common stock, preferred stock, securities convertible into common stock, real estate investment trusts (“REITs”), stapled securities, warrants, rights, and as applicable, depository receipts for these securities.
The Portfolio invests in securities issued throughout the world, allocating investments across different countries and regions. The Portfolio will invest in both domestic and foreign securities. The subadviser considers a number of factors to determine whether an issuer is located in or tied economically to a particular country or region including: whether a third-

PORTFOLIO SUMMARY: SA FIDELITY INSTITUTIONAL AM® GLOBAL EQUITIES PORTFOLIO (FORMERLY, SA JPMORGAN GLOBAL EQUITIES PORTFOLIO)

party vendor has assigned a particular country or region classification to the issuer or included the issuer in an index representative of a particular country or region; the issuer’s domicile, incorporation, and location of assets; whether the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country or region; the source of government guarantees (if any); and the primary trading market or listing exchange. Whether an issuer is located in or tied economically to a particular country can be determined under any of these factors.
The Portfolio’s strategy is implemented by the subadviser in a risk-controlled manner and in doing so may invest in stocks that are deemed “value” or “growth.” The subadviser will focus on excess returns relative to the MSCI World Index (net) by monitoring country, region, and sector weights within the Portfolio, while seeking to outperform the MSCI World Index (net) through fundamental research and individual security selection. The subadviser uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments. The subadviser does not place any emphasis on dividends or interest income except when income may have a favorable influence on the market value of the security. When allocating investments among countries and regions, the subadviser considers the size of the market in each country and region relative to the size of the market as reflected in the MSCI World Index (net).
The subadviser may engage in frequent and active trading of portfolio securities.
In the normal course of managing the Portfolio, a portion of the assets may be invested by the subadviser in domestic and foreign government obligations and money market securities (including reverse repurchase transactions).
The Portfolio may temporarily hold funds in foreign currencies and the subadviser will consider potential changes in exchange rates when investing.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day‑to‑day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale.
Stapled Securities Risk. A stapled security is comprised of two different securities - a unit of a trust and a share of a company -that are “stapled” together and treated as a unit at

PORTFOLIO SUMMARY: SA FIDELITY INSTITUTIONAL AM® GLOBAL EQUITIES PORTFOLIO (FORMERLY, SA JPMORGAN GLOBAL EQUITIES PORTFOLIO)

all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non‑U.S. dollar-denominated securities.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

PORTFOLIO SUMMARY: SA FIDELITY INSTITUTIONAL AM® GLOBAL EQUITIES PORTFOLIO (FORMERLY, SA JPMORGAN GLOBAL EQUITIES PORTFOLIO)

Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI World Index (net) (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to July 28, 2025, as reflected in the bar chart and table, are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “SA JPMorgan Global Equities Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
FIAM LLC (“FIAM”) assumed subadvisory duties of the Portfolio on July 28, 2025. Prior to July 28, 2025, J.P. Morgan Investment Management Inc. subadvised the Portfolio.
(Class 1 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-1.24%
5.69%
24.35%
-11.08%
19.89%
9.77%
23.32%
-15.82%
23.83%
21.64%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:

Highest Quarterly Return:	June 30, 2020	19.94%
Lowest Quarterly Return:	March 31, 2020	-24.32%
Year to Date Most Recent Quarter:	June 30, 2025	10.82%
Average Annual Total Returns (For the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class 1 Shares	21.64%	11.41%	9.04%
Class 2 Shares	21.47%	11.25%	8.87%
Class 3 Shares	21.38%	11.14%	8.76%
MSCI World Index (net)	18.67%	11.17%	9.95%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by FIAM.
Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Cesar Hernandez, CFA Portfolio Manager	2025
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of the Portfolio’s shares.
Tax Information

The Portfolio will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

The Portfolio’s investment objective, principal investment strategies and principal risks are summarized in the Portfolio Summary and a full description is included below. In addition, the Portfolio may from time‑to‑time invest in other securities and use other investment techniques, as detailed below. The risks of these non‑principal securities and other investment techniques are included in the section “Glossary” below. In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Portfolio may invest in limited instances. These other securities and investment techniques are listed in the relevant Statement of Additional Information of SunAmerica Series Trust (the “Trust”), which you may obtain free of charge (see back cover).
From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment goal.
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). References to “net assets” in the Portfolio’s Summary take into account any borrowings for investment purposes by the Portfolio. If not specified as net assets, the percentage is calculated based on total assets.
The principal investment goal and strategies for the Portfolio in this Prospectus are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to the Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.
SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)
The Portfolio’s investment goal is to seek long-term capital appreciation.
The Portfolio attempts to achieve its goal by investing primarily in equity securities of companies anywhere in the world, with a focus on the constituent countries and securities of the MSCI World Index (net), which tracks the performance of large and mid-cap companies across 23 developed markets worldwide.
Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio’s subadviser may invest in all types of equity securities (which may be denominated in foreign currencies) including, but not limited to, common stock, preferred stock, securities convertible into common stock, real estate investment trusts (“REITs”), stapled securities, warrants, rights, and as applicable, depository receipts for these securities.
The Portfolio invests in securities issued throughout the world, allocating investments across different countries and regions. The Portfolio will invest in both domestic and foreign securities. The subadviser considers a number of factors to determine whether an issuer is located in or tied economically to a particular country or region including: whether a third-party vendor has assigned a particular country or region classification to the issuer or included the issuer in an index representative of a particular country or region; the issuer’s domicile, incorporation, and location of assets; whether the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country or region; the source of government guarantees (if any); and the primary trading market or listing exchange. Whether an issuer is located in or tied economically to a particular country can be determined under any of these factors.
The Portfolio’s strategy is implemented by the subadviser in a risk-controlled manner and in doing so may invest in stocks that are deemed “value” or “growth.” The subadviser will focus on excess returns relative to the MSCI World Index (net) by monitoring country, region, and sector weights within the Portfolio, while seeking to outperform the MSCI World Index (net) through fundamental research and individual security selection. The subadviser uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments. The subadviser does not place any emphasis on dividends or interest income except when income may have a favorable influence on the market value of the security. When allocating investments among countries and regions, the subadviser considers the size of the market in each country and region relative to the size of the market as reflected in the MSCI World Index (net).
The subadviser may engage in frequent and active trading of portfolio securities.
In the normal course of managing the Portfolio, a portion of the assets may be invested by the subadviser in domestic and foreign government obligations and money market securities (including reverse repurchase transactions).
The Portfolio may temporarily hold funds in foreign currencies and the subadviser will consider potential changes in exchange rates when investing.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

As part of its non‑principal investment strategies, the Portfolio may invest in securities of issuers in emerging markets. The subadviser may also use derivatives such as forward currency exchange contracts, as well as futures, options and other index-linked derivatives for hedging purposes or to equitize cash positions. The Portfolio may hold, purchase, and sell exchange-traded funds (“ETFs”), and exchange-traded futures contracts. Finally, the subadviser may invest in initial public offerings.
Non-principal risks that the Portfolio may be subject to are as follows:

•	Counterparty Risk
•	Cybersecurity and Artificial Intelligence Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	ETF Risk
•	IPO Risk

GLOSSARY

Risk Terminology

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Cybersecurity and Artificial Intelligence Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Portfolio, SunAmerica, the subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of the Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
Depositary Receipts Risk. Depositary receipts, which are generally considered foreign securities, include ADRs, EDRs, GDRs and others. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. ADRs in which the Portfolio may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (e.g., stock options, futures, caps, floors, etc.). Futures and options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over‑the‑counter” (“OTC”) markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used with the goal of enhancing return, rather than as a hedge, the

GLOSSARY

Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk and counterparty risk.
Credit Risk. The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the subadviser does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities (or other positions) are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Hybrid Instruments Risk. Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an OTC structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.
Illiquidity Risk. Illiquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the CFTC and therefore, the Portfolio will not receive any benefit of CFTC or SEC regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.
Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities (or other positions) the Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities (or other positions) are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Lack of Availability Risk. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the subadviser may wish to retain the Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

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Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. The Portfolio may not be able to terminate or liquidate a derivative under some market conditions, which could result in substantial losses. Pursuant to Rule 18f‑4 under the 1940 Act (the “1940 Act”), the Portfolio must either use derivatives in a limited manner or comply with an outer limit on the amount of leverage-related risk that the Portfolio may obtain based on value‑at‑risk, among other things.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analysis that in many cases are different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to track. For example, a swap agreement on an ETF may not correlate perfectly with the index upon which the ETF is based because the Portfolio’s return is net of fees and expenses.
Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security (or other instrument) at a specified price within a specified time period. The Portfolio may purchase listed options on various indices in which the Portfolio may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. The Portfolio may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non‑refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When the Portfolio purchases an OTC swaption, it increases its credit risk exposure to the counterparty.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
The Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. The Portfolio may also buy or sell OTC options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the

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underlying investment at a disadvantageous price. The Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by the Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Regulatory Risk. New rules and regulations could, among other things, restrict the Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio, increasing margin or capital requirements, or otherwise limiting liquidity. The costs of derivatives transactions also may increase due to regulatory requirements imposed on clearing members, which may cause clearing members to raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result. The implementation of new regulations with respect to derivatives generally has increased the costs of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
Tax Risk. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Portfolio’s taxable income or gains and distributions to shareholders.
Equity Securities Risk. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.
Stocks are one type of equity security. Generally, there are three types of stocks:

•	Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
•	Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•	Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.
Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, EDRs and GDRs. More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.
Equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day‑to‑day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the performance of different types of equity securities may rise or decline under varying market conditions - for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.
Convertible Securities Risk. Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. A convertible security is only considered an equity security if the exercise price of the convertible security is less than the fair market value of the security issuable upon conversion of such convertible security. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of

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the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Portfolio.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Warrants and Rights Risk. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, as in the case of a corporate action. Warrants are rights to buy common stock of a company at a specified price during the life of the warrant. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.
Warrants and rights may lack a liquid secondary market for resale. If a warrant or right is not exercised by the date of its expiration, it may expire worthless if the market price of the securities is below the exercise price of the warrant.
Exchange-Traded Funds Risk. ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively-managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. The Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. The Portfolio’s ability to invest in ETFs is limited by the 1940 Act.
Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF.
Affiliated ETF Risk. The Portfolio is subject to potential affiliated ETF risk. The Portfolio’s subadviser selects the ETFs in which the Portfolio may invest, including ETFs that are affiliated with the subadviser. As a result, the subadviser may be subject to potential conflicts of interest in selecting the affiliated ETFs because of the fees payable by the ETFs to the subadviser and also because the fees payable to it by some of these ETFs are higher than the fees payable by other ETFs. However, the subadviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the ETFs.
Foreign Investment Risk. Foreign investments are investments of issuers that are economically tied to a non‑U.S. country. Except as otherwise described in the Portfolio’s principal investment strategies or Additional Information about the Portfolio’s Investment Strategies and Investment Risks section, or as determined by the Portfolio’s subadvisor, the Portfolio will deem an issuer to be economically tied to a non‑U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. Foreign investments include, but are not limited to, securities issued by foreign governments or their agencies and instrumentalities, foreign corporate and government bonds, foreign equity securities, securities issued by foreign investment companies and passive foreign investment companies, and ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. The Portfolio’s investments in foreign securities may also include securities from emerging market issuers.

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Investments in foreign countries are subject to a number of risks. Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political, social and legal developments or economic and financial instability, for example. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price or sell than U.S. securities, which means a subadviser may at times be unable to sell foreign investments at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The Portfolio investing in foreign securities may also be subject to the following risks:
Brexit Risk. On January 31, 2020, the United Kingdom (the “UK”) withdrew from the European Union (commonly referred to as “Brexit”). This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in the Portfolio. The full scope and nature of the consequences of Brexit are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the European Union.
Emerging Markets Risk. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by SunAmerica or subadviser. An “emerging market” country is generally any country that is included in the MSCI Emerging Markets Index. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In addition, there may be less publicly available information about emerging market issuers due to differences in regulatory, accounting, auditing, and financial recordkeeping standards and available information may be unreliable or outdated.
Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries. The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. Emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. The Portfolio may be exposed to emerging market risks directly (through certain futures contracts and other derivatives whose values are based on emerging market indices or securities).
Foreign Currency Risk. Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which

GLOSSARY

are used to hedge against changes in currency exchange rates or to enhance returns. The Portfolio buys foreign currencies when they believe the value of the currency will increase. If it does increase, it will sell the currency for a profit. If it decreases, it will experience a loss. The Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging purposes. Because the Portfolio’s foreign investments are generally held in foreign currencies, the Portfolio could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
The Portfolio may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Portfolio’s holdings. The Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non‑U.S. dollar-denominated securities.
In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns
Geographic Risk. If the Portfolio invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.

Hybrid Securities Risk. Hybrid securities carry the risks associated with both debt and equity securities. In the event of bankruptcy, the claims of hybrid security holders are typically subordinate to those of traditional debt security holders. As a result, hybrid securities can be more volatile and riskier than traditional debt securities, and in some cases, even more volatile than traditional equity securities. Additionally, hybrid securities may not fully benefit from the gains of their issuer, leading to generally more limited potential returns compared to traditional equity securities, which do participate in such gains.
Stapled Securities Risk. A stapled security is comprised of two different securities - a unit of a trust and a share of a company -that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The value of stapled securities and the income derived from them may fall as well as rise. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Initial Public Offering (“IPO”) Risk. The Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Unseasoned Companies Risk. Unseasoned companies are companies that have operated (together with their predecessors) less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.
Market Capitalization Risk. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolio and the indices described below change over time. The Portfolio determines relative market capitalizations using U.S. standards. Accordingly, the Portfolio’s non-U.S. investments may have large

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capitalizations relative to market capitalizations of companies based outside the United States. The Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted in the Portfolio’s Summary:

•
Large-Cap Companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of February 28, 2025, the market capitalization range of the companies in the Russell 1000® Index was between approximately $294.624 million to $3.677 trillion.

•
Mid-Cap Companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Value Index to the market capitalization of the largest company in the Russell Midcap® Value Index during the most recent 12-month period. As of February 28, 2025, the market capitalization range of the companies in the Russell Midcap® Value Index was $294.624 million to $86.961 billion.

Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation, weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for a sector, an industry or an issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Government intervention in markets may impact interest rates, market volatility and security pricing. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors. The factors that the subadviser may examine include a company’s financial condition (e.g., balance sheet strength, cash flow and profitability trends), earnings outlook, strategy, management, and overall economic and market conditions.
Growth Stock Risk. A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Value Investing Risk. A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category. The subadviser’s judgment, or sub‑subadviser’s methodology indication, as applicable, that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the

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properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
About the Index

Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of the index would be lower.
The MSCI World IndexSM (net)* measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

*
The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non‑resident individuals who do not benefit from double taxation treaties.

MANAGEMENT

Information about the Investment Adviser and Manager

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for all of the portfolios of the Trust. SunAmerica selects the subadvisers for the portfolios, manages the investments for certain portfolios, oversees the subadvisers’ management of certain portfolios, provides various administrative services and supervises the daily business affairs of each portfolio. SunAmerica, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $75.92 billion as of January 31, 2025. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolio with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to the existing subadvisory agreement. The order also permits the Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no‑action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolio’s shareholders have approved the Portfolio’s reliance on the no‑action relief. SunAmerica will determine if and when the Portfolio should rely on the no‑action relief.
SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Portfolio is available in the Trust’s Annual Financial Statements and Other Information filed on Form N‑CSR for the period ended January 31, 2025. In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for the series of each of Seasons Series Trust and VALIC Company I.
Management Fee. For the fiscal year ended January 31, 2025, the Portfolio paid SunAmerica a fee, before any advisory fee waivers, equal to 0.76% of average daily net assets.
Commission Recapture Program. Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio’s “Other Expenses” have been reduced. The “Other Expenses” shown in the Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio’s Summary do not take into account this expense reduction and are, therefore, higher than the actual expenses of the Portfolio. The Portfolio participated in the commission recapture program for the period ended January 31, 2025.
Information about the Subadviser

The investment manager(s) and/or management team(s) that have primary responsibility for the day‑to‑day management of the Portfolio are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.
SunAmerica compensates the subadviser out of the advisory fees that it receives from the Portfolio. SunAmerica may terminate any agreement with the subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the subadvisory agreement for the Portfolio will be available in the Trust’s Semi-Annual Financial Statements and Other Information filed on Form N‑CSR for the period ended July 31, 2025.
The Statement of Additional Information provides information regarding the portfolio managers listed in this Prospectus, including other accounts they manage, their ownership interest in the Portfolio, and the structure and method used by the adviser/subadviser to determine their compensation.
FIAM LLC (“FIAM”)
FIAM has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM manages approximately $270.254 billion in assets worldwide as of January 31, 2025. FIAM is an indirectly-held subsidiary of FMR LLC.
The Portfolio is managed by Cesar Hernandez, CFA. Mr. Hernandez is a portfolio manager in the Equity division at Fidelity Investments. In this role, Mr. Hernandez developed the Select International discipline at Fidelity and has been responsible for managing Select International and Select Global portfolios on behalf of institutional investors since the discipline’s inception in 1989. Mr. Hernandez earned a BS from the Universidad Simon Bolivar and an MBA from Babson College.

MANAGEMENT

Information about the Distributor

Corebridge Capital Services, Inc. (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

ACCOUNT INFORMATION

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SunAmerica, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SunAmerica or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies, certain portfolios of the Trust and certain series of Seasons Series Trust. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios available to you in the prospectus that offers the Variable Contracts.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b‑1) Plan

Class 2 and Class 3 shares of the Portfolio are subject to a Rule 12b‑1 Plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract owners who are the indirect beneficial owners of the Portfolio’s Class 2 or Class 3 shares. Because these fees are paid out of the Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio and each class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for the Portfolio’s class of shares also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by the Portfolio are determined by SunAmerica, as the “valuation designee”, pursuant to its valuation procedures. The Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures.
Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open‑end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance

ACCOUNT INFORMATION

of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of the Portfolio. The Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio’s securities may change on days when the Trust is not open for purchases or redemptions.
Buy and sell prices. The Separate Accounts, certain portfolios of the Trust and certain series of Seasons Series Trust buy and sell shares of the Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b‑1 plan.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m. Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:

•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•	during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in the Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, the Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.
Frequent Purchases and Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of SunAmerica or the subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Since the Portfolio invests significantly in foreign securities, it may be particularly vulnerable to market timing. Market timing may occur because of time zone differences between the foreign markets on which the Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timers may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).

ACCOUNT INFORMATION

Although shares of the Portfolio may be held by other portfolios of the Trust and Seasons Series Trust, they are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the Separate Accounts to both monitor market timing within the Portfolio and attempt to prevent it through their own policies and procedures.
The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.
Payments in Connection with Distribution

Certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b‑1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by SunAmerica or the subadviser.
Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.
Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for the Portfolio.
Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the Portfolio. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of the Portfolio. The Portfolio intends to qualify as a “regulated investment company” under the Code. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
If the Portfolio receives dividend income from U.S. sources it will annually report certain amounts of the dividends paid as eligible for the dividends-received deduction. If the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.
The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table for the Portfolio is intended to help you understand the Portfolio’s financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Financial Statements and Other Information for the fiscal year ended January 31, 2025, as filed with the SEC on Form N‑CSR, which is available upon request. Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Portfolio. Total returns for periods of less than one year are not annualized.

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Fidelity Institutional AM® Global Equities Portfolio — Class 1
01/31/21	$18.52	$0.35	$1.60	$1.95	$(0.27)	$(0.50)	$(0.77)	$19.70	10.85%	$332,093	0.79%	0.79%	2.00%	74%
01/31/22	19.70	0.27	3.41	3.68	(0.39)	—	(0.39)	22.99	18.63	321,424	0.80	0.80	1.17	49
01/31/23	22.99	0.30	(2.10)	(1.80)	(0.37)	(3.62)	(3.99)	17.20	(5.92)	258,370	0.82	0.82	1.53	32
01/31/24	17.20	0.19	2.81	3.00	(0.28)	(0.62)	(0.90)	19.30	18.05	259,066	0.83	0.83	1.04	54
01/31/25	19.30	0.19	4.11	4.30	(0.29)	(1.56)	(1.85)	21.75	22.25	251,440	0.83	0.83	0.90	66
SA Fidelity Institutional AM® Global Equities Portfolio — Class 2
01/31/21	18.48	0.33	1.59	1.92	(0.24)	(0.50)	(0.74)	19.66	10.68	3,134	0.94	0.94	1.85	74
01/31/22	19.66	0.23	3.40	3.63	(0.36)	—	(0.36)	22.93	18.41	3,182	0.95	0.95	1.02	49
01/31/23	22.93	0.27	(2.09)	(1.82)	(0.33)	(3.62)	(3.95)	17.16	(6.06)	2,596	0.97	0.97	1.38	32
01/31/24	17.16	0.16	2.81	2.97	(0.25)	(0.62)	(0.87)	19.26	17.90	2,589	0.98	0.98	0.89	54
01/31/25	19.26	0.16	4.09	4.25	(0.26)	(1.56)	(1.82)	21.69	22.02	2,803	0.98	0.98	0.73	66
SA Fidelity Institutional AM® Global Equities Portfolio — Class 3
01/31/21	18.35	0.30	1.58	1.88	(0.23)	(0.50)	(0.73)	19.50	10.53	40,619	1.04	1.04	1.73	74
01/31/22	19.50	0.20	3.38	3.58	(0.35)	—	(0.35)	22.73	18.32	52,707	1.05	1.05	0.90	49
01/31/23	22.73	0.24	(2.07)	(1.83)	(0.32)	(3.62)	(3.94)	16.96	(6.19)	48,427	1.07	1.07	1.26	32
01/31/24	16.96	0.14	2.78	2.92	(0.23)	(0.62)	(0.85)	19.03	17.84	53,419	1.08	1.08	0.78	54
01/31/25	19.03	0.13	4.04	4.17	(0.24)	(1.56)	(1.80)	21.40	21.89	59,625	1.08	1.08	0.63	66

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

FOR MORE INFORMATION

The following documents contain more information about the Portfolio’s investments and are available free of charge upon request:

•
Annual/Semi-Annual Reports and Form N‑CSR contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance for the most recently completed fiscal year. In Form N‑CSR, you will find the Portfolio’s annual and semi-annual financial statements.

•
Statement of Additional Information (SAI) contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s Prospectus, SAI and semi-annual and annual reports are available at www.corebridgefinancial.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolio as investment options. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445‑7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
Reports and other information about the Portfolio (including the SAI) are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e‑mail address: publicinfo@sec.gov.
You should rely only on the information contained in this Prospectus, as amended and supplemented from time to time. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811‑07238

PROSPECTUS
July 28, 2025
SUNAMERICA SERIES TRUST
(Class 1, Class 2 and Class 3 Shares)

SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PORTFOLIO SUMMARY: SA GOLDMAN SACHS GOVERNMENT AND QUALITY BOND
PORTFOLIO (FORMERLY, SA WELLINGTON GOVERNMENT AND QUALITY BOND PORTFOLIO)

Investment Goal

The Portfolio’s investment goal is to seek a high degree of income and total return, consistent with safety of principal and the high credit quality of U.S. Government securities.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.54%	0.54%	0.54%
Service (12b‑1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.57%	0.72%	0.82%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$58	$183	$318	$714
Class 2	74	230	401	894
Class 3	84	262	455	1,014
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).
A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 90% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA‑ or better by S&P Global Ratings or Aa3 or better by Moody’s Investors Service, Inc. or its equivalent by any other nationally recognized statistical rating organization).
U.S. Government securities include agency issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (“Agency Mortgage-Backed Securities”) and repurchase agreements collateralized by such securities. The Portfolio may invest in fixed income securities of any maturity.
The Portfolio may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to‑be‑announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Portfolio to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Portfolio also intends to invest in derivatives, including, but not limited to, futures, swaps and options on swaps, which are used primarily to hedge the Portfolio’s portfolio risks, manage the Portfolio’s duration and/or gain exposure to certain fixed income securities.
The Portfolio may also implement short positions and may do so by using swaps or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Portfolio may purchase for investment. For example, the Portfolio may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Portfolio a short position with respect to that asset. The Portfolio may utilize short positions to

PORTFOLIO SUMMARY: SA GOLDMAN SACHS GOVERNMENT AND QUALITY BOND
PORTFOLIO (FORMERLY, SA WELLINGTON GOVERNMENT AND QUALITY BOND PORTFOLIO)

implement macro views on securities valuations, long-term views on relative value or short-term views on security mispricings, as well as any other views the subadviser deems appropriate. For example, the Portfolio may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Portfolio will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Portfolio may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument and then borrow the instrument to make delivery to the buyer. In these transactions, the Portfolio is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Portfolio’s net assets may also be invested in privately issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (such as commercial mortgage-backed securities and non‑agency residential mortgage-backed securities), asset-backed securities, collateralized loan obligations, mortgage dollar rolls, corporate securities, municipal securities, floating and variable rate obligations, when-issued securities and forward commitments, short term investments and bank obligations. The Portfolio may use an active trading strategy to achieve its objective.
100% of the Portfolio’s portfolio will be invested in U.S. dollar-denominated securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal
National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to

PORTFOLIO SUMMARY: SA GOLDMAN SACHS GOVERNMENT AND QUALITY BOND
PORTFOLIO (FORMERLY, SA WELLINGTON GOVERNMENT AND QUALITY BOND PORTFOLIO)

value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non‑agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
The Portfolio may invest in both agency and non-agency mortgage-backed securities. Unlike agency mortgage-backed securities which are issued and guaranteed by government-sponsored enterprises or agencies, non-agency mortgage-backed securities are issued by non-governmental issuers and therefore have no direct or indirect government guarantees of payment. Non-agency mortgage-backed securities may be subject to liquidity risk, credit risk, default risk, subordination risk, and interest rate risk. Both agency and non-agency mortgage-backed securities are also subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In addition to the risks generally applicable to derivatives, swap agreements involve the risk that the party with whom the Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk that the Portfolio will not be able to meet its obligations to pay the other party to the agreement.
Swaptions Risk. A swaption is an options contract on a swap agreement. The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into the underlying swap on agreed-upon terms. Swaptions enable the Portfolio to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Portfolio. The Portfolio risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option

PORTFOLIO SUMMARY: SA GOLDMAN SACHS GOVERNMENT AND QUALITY BOND
PORTFOLIO (FORMERLY, SA WELLINGTON GOVERNMENT AND QUALITY BOND PORTFOLIO)

may be lost if the portfolio managers fail to exercise such option at or prior to its expiration.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Portfolio.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligation Risk. A collateralized loan obligation is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a collateralized loan obligation trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, collateralized loan obligation tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to collateralized loan obligation securities as a class.
Short Position Risk. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the Portfolio will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Portfolio from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Portfolio’s short positions will cause the Portfolio to underperform the overall market and its peers that do not engage in shorting. If the Portfolio holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Portfolio’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Portfolio’s returns.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Floating Rate Securities Risk. Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Roll Transactions Risk. Roll transactions involve the sale of mortgage or other asset-backed securities with the

PORTFOLIO SUMMARY: SA GOLDMAN SACHS GOVERNMENT AND QUALITY BOND
PORTFOLIO (FORMERLY, SA WELLINGTON GOVERNMENT AND QUALITY BOND PORTFOLIO)

commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Performance Information

As a result of a reorganization which occurred on November 8, 2021 (the “Reorganization”), the Portfolio acquired all of the assets and liabilities of the SA Wellington Government and Quality Bond Portfolio (the “Predecessor Portfolio”), a series of Anchor Series Trust. The performance information below is based on the performance of the Predecessor Portfolio for periods prior to the date of the Reorganization. The Predecessor Portfolio had the same investment goal, strategies, portfolio management team and contractual fees and expenses as the Portfolio as of the date of the Reorganization. As a result, the performance of the Portfolio would have been substantially similar to that of the Predecessor Portfolio.
The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index), Bloomberg U.S. Aggregate A or Better Index, and Bloomberg U.S. Government/Mortgage Index. Effective July 28, 2025, the Bloomberg U.S. Government/Mortgage Index will replace the Bloomberg U.S. Aggregate A or Better Index as one of the performance benchmarks against which the Portfolio measures its performance. Portfolio management believes that the Bloomberg U.S. Government/Mortgage Index is more representative of the securities in which the Portfolio invests. The Portfolio’s returns prior to July 28, 2025, as reflected in the bar chart and table, are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “SA Wellington Government and Quality Bond Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Goldman Sachs Asset Management L.P. (“GSAM”) assumed subadvisory duties of the Portfolio on July 28, 2025. Prior to July 28, 2025, Wellington Management Company LLP subadvised the Portfolio.

PORTFOLIO SUMMARY: SA GOLDMAN SACHS GOVERNMENT AND QUALITY BOND
PORTFOLIO (FORMERLY, SA WELLINGTON GOVERNMENT AND QUALITY BOND PORTFOLIO)

(Class 1 Shares)

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
0.58%
1.42%
2.97%
0.04%
7.32%
7.11%
-1.86%
-13.41%
5.07%
1.08%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:

Highest Quarterly Return:	December 31, 2023	6.40%
Lowest Quarterly Return:	March 31, 2022	-5.94%
Average Annual Total Returns (For the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class 1 Shares	1.08%	-0.68%	0.87%
Class 2 Shares	0.92%	-0.83%	0.72%
Class 3 Shares	0.90%	-0.92%	0.62%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Aggregate A or Better Index (reflects no deduction for fees, expenses or taxes)	1.05%	-0.48%	1.12%
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)	0.83%	-0.67%	0.88%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by GSAM.
Portfolio Manager

Name and Title	Portfolio Manager of the Portfolio Since

Peter Stone Managing Director, Co-Portfolio Manager	2025
Rob Pyne Managing Director, Co‑Portfolio Manager	2025
Jon Calluzzo Managing Director, Co‑Portfolio Manager	2025
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of the Portfolio’s shares.
Tax Information

The Portfolio will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. The Portfolio and its related companies may make payments to the sponsoring insurance company (or

PORTFOLIO SUMMARY: SA GOLDMAN SACHS GOVERNMENT AND QUALITY BOND
PORTFOLIO (FORMERLY, SA WELLINGTON GOVERNMENT AND QUALITY BOND PORTFOLIO)

its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

From time to time, the Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment goal.
In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolio may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Statement of Additional Information (“SAI”) of SunAmerica Series Trust (the “Trust”), which you may obtain free of charge (see back cover).
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). References to “net assets” in the Portfolio Summary take into account any borrowings for investment purposes by the Portfolio. If not specified as net assets, the percentage is calculated based on total assets.
The principal investment goal and strategies for the Portfolio are non‑fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to the Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.
SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
The investment goal of the Portfolio is to seek a high degree of income and total return, consistent with safety of principal and the high credit quality of U.S. Government securities.
The Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA‑ or better by S&P Global Ratings (“S&P”) or Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization).
U.S. Government securities include agency issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (“Agency Mortgage-Backed Securities”) and repurchase agreements collateralized by such securities. The Portfolio may invest in fixed income securities of any maturity.
The Portfolio may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to‑be‑announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Portfolio will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest).
A reverse repurchase agreement enables the Portfolio to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Portfolio may enter into reverse repurchase agreements when the subadviser expects that the return to be earned from the investment of the transaction proceeds will be greater than the interest expense of the transaction.
The Portfolio also intends to invest in derivatives, including, but not limited to, futures, swaps and options on swaps which are used primarily to hedge the Portfolio’s portfolio risks, manage the Portfolio’s duration and/or gain exposure to certain fixed income securities.
The Portfolio may also implement short positions and may do so by using swaps or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Portfolio may purchase for investment. For example, the Portfolio may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Portfolio a short position with respect to that asset. The Portfolio may utilize short positions to implement macro views on securities valuations, long-term views on relative value or short-term views on security mispricings, as well as any other views the subadviser deems

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

appropriate. For example, the Portfolio may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Portfolio will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Portfolio may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument and then borrow the instrument to make delivery to the buyer. In these transactions, the Portfolio is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Portfolio’s net assets may also be invested in privately issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (such as commercial mortgage-backed securities and non‑agency residential mortgage-backed securities), asset-backed securities, collateralized loan obligations (“CLOs”), mortgage dollar rolls, corporate securities, municipal securities, floating and variable rate obligations, when-issued securities and forward commitments, short term investments and bank obligations. The Portfolio may use an active trading strategy to achieve its objective.
100% of the Portfolio’s portfolio will be invested in U.S. dollar-denominated securities.
Fixed Income Investment Philosophy
The subadviser’s investment process includes the following:

•	Combining diversified sources of return by employing multiple strategies
•	Taking a global perspective to seek relative value opportunities
•	Employing focused specialist teams to seek to identify short-term mis‑pricings and incorporate long-term views
•	Emphasizing a risk-aware approach as it views risk management as both an offensive and defensive tool
The subadviser implements this overall philosophy through an investment process that seeks to maximize risk adjusted total returns by utilizing a diverse set of investment strategies and revolves around four key elements:

1.
Developing a long-term risk budget—Lead portfolio managers of the subadviser (the “Portfolio Team”) set the strategic direction of the Portfolio by establishing a “risk budget.” The “risk budget” for the Portfolio is the range the portfolio managers will allow the Portfolio to deviate from its respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.

2.
Fundamental investment process—The Portfolio Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative. Traditional fundamental factors that the Portfolio Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. As part of its fundamental investment process, the Portfolio Team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Portfolio Team’s view, is otherwise suitable and attractively priced for investment, and the Portfolio Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies.

3.
Generating investment views and strategies—Our top‑down and bottom‑up strategy teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The top‑down strategy teams are responsible for cross-sector, duration, country, and currency decisions. Concurrently, bottom‑up strategy teams, comprised of sector specialists, formulate sub‑sector allocation and security selection decisions.

4.
Constructing the portfolios—The Portfolio and Strategy Teams construct the Portfolio’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Portfolio’s overall risk and return objectives.

As part of its non-principal investment strategies, the Portfolio may invest in U.S. dollar-denominated foreign debt securities; custodial receipts and trust certificates; illiquid investments (up to 15%); affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”); and structured securities.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS

Non-principal risks that the Portfolio may be subject to include:

•	Counterparty Risk
•	Cybersecurity and Artificial Intelligence Risk
•	ESG Investment Risk
•	Exchange-Traded Funds Risk
•	Extension Risk
•	Foreign Investment Risk
•	Foreign Sovereign Debt Risk
•	Illiquidity Risk
•	Investment Company Risk
•	Leverage Risk
•	Reference Rate Replacement Risk

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Risk Terminology

Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
CLOs Risk. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Portfolio invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may lack liquidity. However, an active dealer market may exist for CLOs, allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Cybersecurity and Artificial Intelligence Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Portfolio, SunAmerica, the subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of the Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (e.g., stock options, futures, caps, floors, etc.). Futures and options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used with the goal of enhancing return, rather than as a hedge, the Portfolio will be

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directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for unlimited loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk and counterparty risk.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities (or other positions) are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore, the Portfolio will not receive any benefit of CFTC or SEC regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.
Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security (or other instrument) at a specified price within a specified time period. The Portfolio may purchase listed options on various indices in which the Portfolio may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
The Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. The Portfolio may also buy or sell OTC options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. The Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by the Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return

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on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for the Portfolio to use swaps to meet its investment needs. The Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. There are several different types of swaps:

•	Credit Swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.
•	Interest Rate or Inflation Swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.
•	Mortgage Swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
•	Total Return Swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
•	Credit Default Swaps Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when the Portfolio is the buyer. CFTC rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these requirements have increased costs in connection with trading these instruments.

•	Interest Rate Swaps and Related Derivatives Risk. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
•	Swaptions Risk. A swaption is an options contract on a swap agreement. The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into the underlying swap on agreed-upon terms. Swaptions enable the Portfolio to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Portfolio. The Portfolio risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option may be lost if the portfolio managers fail to exercise such option at or prior to its expiration.
ESG Investment Risk. The portfolio manager(s) may utilize ESG criteria, integrate ESG considerations and/or use related analyses to select investments for the Portfolio. These strategies may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such ESG criteria, ESG integration and/or related analyses as part of the investment process. Additionally, the Portfolio’s adherence to these strategies in connection with identifying and selecting investments may require subjective and qualitative analysis

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and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or a portfolio manager’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Exchange-Traded Funds Risk. ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively-managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. The Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. The Portfolio’s ability to invest in ETFs is limited by the Investment Company Act of 1940, as amended (the “1940 Act”).
Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively managed ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF. See “Investment Company Risk.”
Affiliated ETF Risk. The Portfolio that can invest in underlying ETFs is subject to potential affiliated ETF risk. The Portfolio’s subadviser selects the ETFs in which the Portfolio may invest, including ETFs that are affiliated with the subadviser. As a result, the subadviser may be subject to potential conflicts of interest in selecting the affiliated ETFs because of the fees payable by the ETFs to the subadviser and also because the fees payable to it by some of these ETFs are higher than the fees payable by other ETFs. However, the subadviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the ETFs.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
Fixed-Income Securities Risk. Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities represent indebtedness of the issuer and generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.
Fixed-income securities include, but are not limited to, U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and certain types of short-term investments. Short-term investments include, but are not limited to, money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses. Commercial paper is a specific type of corporate note, with terms to maturity less than a year and short-term notes often payable in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the SAI.

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Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed-income securities see “Mortgage‑and Asset-Backed Securities” below. In addition to those discussed above, investments in fixed-income securities may also include:

•	Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.
•	Asset-Backed Securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.
•	Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.
•	Municipal Securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.
•	Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.
Recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which the Portfolio invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell such investments to meet redemptions or for other cash needs, the Portfolio may suffer a loss.
Bonds Risk. Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.
Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).
Investment grade bonds are bonds that are rated at least BBB‑ by S&P or Fitch, or Baa by Moody’s or, if unrated, are determined by the subadviser to be of comparable quality at the time of purchase. The SAI has more detail about ratings.

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Bonds that are rated Baa by Moody’s or BBB by S&P® or Fitch have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB‑ by S&P® or Fitch have speculative characteristics. Bonds that do not meet the credit quality standards of an investment grade security (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.
Credit Risk. The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If the Portfolio invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults; or is perceived by other investors to be less creditworthy. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. “High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Floating Rate Securities Risk. Variable and floating rate obligations have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies (which normally will involve industrial development or revenue bonds), may have a maturity in excess of one year. In some cases, the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank. A bondholder can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. Floating rate obligations also include CLOs. CLOs include trusts typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.
The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by a Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

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Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. Floating rate obligations are considered to have liquidity because a number of U.S. and foreign securities dealers make active markets in these securities. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Foreign Investment Risk. Foreign investments are investments of issuers that are economically tied to a non‑U.S. country. Except as otherwise described in the Portfolio’s principal investment strategies or Additional Information about the Portfolio’s Investment Strategies and Investment Risks sections, or as determined by the Portfolio’s subadvisor, the Portfolio will deem an issuer to be economically tied to a non‑U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. Foreign investments include, but are not limited to, securities issued by foreign governments or their agencies and instrumentalities, foreign corporate and government bonds, foreign equity securities, securities issued by foreign investment companies and passive foreign investment companies, and American Depositary Receipts or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts and Global Depositary Receipts. The Portfolio’s investments in foreign securities may also include securities from emerging market issuers.
Investments in foreign countries are subject to a number of risks. Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political, social and legal developments or economic and financial instability, for example. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price or sell than U.S. securities, which means a subadviser may at times be unable to sell foreign investments at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The Portfolio investing in foreign securities may also be subject to the following risks:
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Geographic Risk. If the Portfolio invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. If the Portfolio invests in non‑investment grade fixed income securities and emerging market country issuers

GLOSSARY

will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions. Derivatives may also be subject to illiquidity risk.
Income Risk. Income is interest payments from bonds or dividends from stocks. The ability of the Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Portfolio may drop as well.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation, weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for a sector, an industry or an issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Government intervention in markets may impact interest rates, market volatility and security pricing. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non‑agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
The Portfolio may invest in both agency and non-agency mortgage-backed securities. Unlike agency mortgage-backed securities which are issued and guaranteed by government-sponsored enterprises or agencies, non-agency mortgage-backed securities are issued by non-governmental issuers and therefore have no direct or indirect government guarantees of

GLOSSARY

payment. Non-agency mortgage-backed securities may be subject to liquidity risk, credit risk, default risk, subordination risk, and interest rate risk. Both agency and non-agency mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Reference Rate Replacement Risk. The Portfolio may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Portfolio may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Portfolio.
Roll Transactions Risk. Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Short Position Risk. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the Portfolio will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a

GLOSSARY

short position or other market factors may prevent the Portfolio from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Portfolio’s short positions will cause the Portfolio to underperform the overall market and its peers that do not engage in shorting. If the Portfolio holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Portfolio’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Portfolio’s returns.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. The Portfolio may purchase or sell when-issued securities that have been authorized but not yet issued in the market. A firm commitment is a buy order for delayed delivery in which the Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery. In addition, the Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Portfolio may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. There is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.
About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.
The Bloomberg U.S. Aggregate A or Better Index is a subset of the Bloomberg U.S. Aggregate Index and indices, which include index components for government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Bloomberg U.S. Aggregate A or Better Index excludes BBB bonds.
The Bloomberg U.S. Aggregate Bond Index combines several Bloomberg Barclays fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.
The Bloomberg U.S. Government/Mortgage Index measures the performance of debt issued by the U.S. Government and its agencies, as well as mortgage-backed pass-through securities of Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation.

MANAGEMENT

Information about the Investment Adviser and Manager

SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser and manager for all of the portfolios of the Trust. SunAmerica selects the subadvisers for the portfolios, manages the investments for certain portfolios, oversees the subadvisers’ management of certain portfolios, provides various administrative services and supervises the daily business affairs of each portfolio. SunAmerica, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $75.92 billion as of January 31, 2025. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc.
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolio with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to the existing subadvisory agreement. The order also permits the Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no‑action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolio’s shareholders have approved the Portfolio’s reliance on the no‑action relief. SunAmerica will determine if and when the Portfolio should rely on the no‑action relief.
SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Portfolio is available in the Portfolio’s Annual Financial Statements and Other Information filed on Form N‑CSR for the period ended December 31, 2024. In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for the series of each of Seasons Series Trust and VALIC Company I.
Management Fee. For the fiscal year ended December 31, 2024, the Portfolio paid SunAmerica a fee equal to 0.54% of average daily net assets.
Information about the Subadviser

The investment manager(s) and/or management team(s) that have primary responsibility for the day‑to‑day management of the Portfolio are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.
SunAmerica compensates the subadviser out of the advisory fees that it receives from the Portfolio. SunAmerica may terminate any agreement with the subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the subadvisory agreement for the Portfolio will be available in the Portfolio’s Semi-Annual Financial Statements and Other Information filed on Form N‑CSR for the period ended June 30, 2025.
The Statement of Additional Information provides information regarding the portfolio managers listed in this Prospectus, including other accounts they manage, their ownership interest in the Portfolio, and the structure and method used by the adviser/subadviser to determine their compensation.
Goldman Sachs Asset Management L.P. (“GSAM”) is located at 200 West Street, New York, NY 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman”). As of December 31, 2024, GSAM, including its investment advisory affiliates, had approximately $2.8 trillion in total assets under supervision. Assets under supervision include assets under management and other client assets for which Goldman or its affiliates do not have full discretion.
The Portfolio is managed by Peter Stone, Rob Pyne and Jon Calluzzo, each of whom have day‑to‑day management responsibility for the Portfolio. Mr. Stone, Managing Director, Head of Macro Rates and Co‑Head of the Securitized Strategy, joined GSAM as an associate and was named managing director in 2015. He earned a BS in Commerce from the University of Pennsylvania in 2004. Mr. Pyne, Managing Director and Co‑Head of the Securitized Strategy, joined GSAM in 2008. He earned a BS in Engineering from the University of Pennsylvania in 2002. Mr. Calluzzo, Managing Director, joined GSAM in 2016. He earned a BS in Management Finance from the Massachusetts Institute of Technology and an MBA from Iona College.
Information about the Distributor

Corebridge Capital Services, Inc. (the “Distributor”) distributes the Portfolio’s shares and incurs the expenses of

MANAGEMENT

distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

ACCOUNT INFORMATION

General

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SunAmerica, the Trust’s investment adviser and manager, as well as non‑affiliated life insurance companies. The term “Manager” as used in this Prospectus means either SunAmerica or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the portfolios available to you in the prospectus that offers the Variable Contracts.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b‑1) Plan

Class 2 and Class 3 shares of the Portfolio are subject to a Rule 12b‑1 Plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio’s Class 2 or Class 3 shares. Because these fees are paid out of the Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio and each class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for the Portfolio’s class of shares also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by the Portfolio are determined by SunAmerica, as the “valuation designee”, pursuant to its valuation procedures. The Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures.
Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open‑end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance

ACCOUNT INFORMATION

of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of the Portfolio.
Buy and sell prices. The Separate Accounts, certain portfolios of the Trust and certain series of Seasons Series Trust buy and sell shares of the Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b‑1 plan.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m. Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:

•	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•	during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
•	during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in the Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, the Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.
Frequent Purchases and Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of SunAmerica or the subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Although shares of the Portfolio may be held by other portfolios of the Trust and Seasons Series Trust, they are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the Separate Accounts to both monitor market timing within the Portfolio and attempt to prevent it through their own policies and procedures.
The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

ACCOUNT INFORMATION

There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.
Payments in Connection with Distribution

Certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b‑1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by SunAmerica or the subadviser.
Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.
Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for the Portfolio.
Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the Portfolio. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of the Portfolio. The Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
If the Portfolio receives dividend income from U.S. sources, it will annually report certain amounts of the dividends paid as eligible for the dividends-received deduction. If the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the life insurance companies will not be passed to you or the Portfolio.
The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

FINANCIAL HIGHLIGHTS

The Portfolio acquired all of the assets, subject to the liabilities, of SA Wellington Government and Quality Bond Portfolio, a series of Anchor Series Trust, (the “Predecessor Portfolio”), in a reorganization on November 8, 2021 (the “Reorganization”). Therefore, the Financial Highlights information presented for the Portfolio prior to its Reorganization is the financial history of the Predecessor Portfolio.
The following Financial Highlights table for the Portfolio is intended to help you understand the Portfolio’s financial performance for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Financial Statements and Other Information for the fiscal year ended December 31, 2024, as filed with the SEC on Form N‑CSR, which is available upon request. Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Portfolio.

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Goldman Sachs Government and Quality Bond Portfolio — Class 1
12/31/20	$15.39	$0.26	$0.83	$1.09	$(0.33)	$(0.02)	$(0.35)	$16.13	7.11%	$1,063,081	0.57%	0.57%	1.59%	41%
12/31/21	16.13	0.15	(0.45)	(0.30)	(0.26)	(0.26)	(0.52)	15.31	(1.86)	1,041,985	0.56	0.56	0.99	65
12/31/22	15.31	0.24	(2.30)	(2.06)	(0.18)	(0.22)	(0.40)	12.85	(13.41)	816,210	0.56	0.56	1.74	91
12/31/23	12.85	0.45	0.18	0.63	(0.29)	—	(0.29)	13.19	5.07	722,171	0.58	0.58	3.41	107
12/31/24	13.19	0.50	(0.35)	0.15	(0.52)	—	(0.52)	12.82	1.08	596,340	0.57	0.57	3.83	90	(3)
SA Goldman Sachs Government and Quality Bond Portfolio — Class 2
12/31/20	15.44	0.24	0.83	1.07	(0.31)	(0.02)	(0.33)	16.18	6.92	22,787	0.72	0.72	1.46	41
12/31/21	16.18	0.13	(0.46)	(0.33)	(0.23)	(0.26)	(0.49)	15.36	(2.03)	19,762	0.71	0.71	0.84	65
12/31/22	15.36	0.22	(2.31)	(2.09)	(0.15)	(0.22)	(0.37)	12.90	(13.54)	14,605	0.71	0.71	1.59	91
12/31/23	12.90	0.43	0.19	0.62	(0.27)	—	(0.27)	13.25	4.93	13,707	0.73	0.73	3.27	107
12/31/24	13.25	0.49	(0.36)	0.13	(0.50)	—	(0.50)	12.88	0.92	13,465	0.72	0.72	3.68	90	(3)
SA Goldman Sachs Government and Quality Bond Portfolio — Class 3
12/31/20	15.35	0.22	0.83	1.05	(0.29)	(0.02)	(0.31)	16.09	6.88	732,226	0.82	0.82	1.36	41
12/31/21	16.09	0.12	(0.46)	(0.34)	(0.22)	(0.26)	(0.48)	15.27	(2.10)	705,351	0.81	0.81	0.74	65
12/31/22	15.27	0.21	(2.30)	(2.09)	(0.14)	(0.22)	(0.36)	12.82	(13.67)	538,872	0.81	0.81	1.48	91
12/31/23	12.82	0.41	0.18	0.59	(0.25)	—	(0.25)	13.16	4.78	546,702	0.83	0.83	3.17	107
12/31/24	13.16	0.47	(0.34)	0.13	(0.49)	—	(0.49)	12.80	0.90	527,808	0.82	0.82	3.58	90	(3)

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Excludes TBA transactions. Beginning with the period ended December 31, 2024, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

Supplemental Ratios Portfolio Turnover (including TBA transactions)	12/20	12/21	12/22	12/23	12/24
SA Goldman Sachs Government and Quality Bond Portfolio	N/A	N/A	N/A	N/A	166%

FOR MORE INFORMATION

The following documents contain more information about the Portfolio’s investments and are available free of charge upon request:

•
Annual/Semi-Annual Reports and Form N‑CSR contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance for the most recently completed fiscal year. In Form N‑CSR, you will find the Portfolio’s annual and semi-annual financial statements.

•
Statement of Additional Information (SAI) contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s Prospectus, SAI and semi-annual and annual reports are available at www.corebridgefinancial.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolio as investment options. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445‑7862 or by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
Reports and other information about the Portfolio (including the SAI) are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e‑mail address: publicinfo@sec.gov.
You should rely only on the information contained in this Prospectus, as amended and supplemented from time to time. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811‑07238

STATEMENT OF ADDITIONAL INFORMATION

SUNAMERICA SERIES TRUST

July 28, 2025

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end management investment company currently consisting of 59 portfolios. This Statement of Additional Information (“SAI”) relates to the following portfolio (the “Portfolio”):

SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)

This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and Class 3) of the Portfolio, dated July 28, 2025, as amended or supplemented from time to time. This SAI expands upon and supplements the information contained in the current Prospectus of the Portfolio. This SAI incorporates the Prospectus by reference. The Portfolio’s audited financial statements are incorporated into this SAI by reference to its Annual Financial Statements and Other Information for the fiscal year ended January 31, 2025, as filed with the Securities and Exchange Commission on Form N-CSR (the “Annual Report”). You may request a copy of the Prospectus, Annual Report and/or semi-annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below.

P.O. BOX 15570

AMARILLO, TEXAS 79105-5570

(800) 445-7862

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THE TRUST

SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its declaration of trust. The Trust is composed of 59 separate portfolios. This Statement of Additional Information (“SAI”) pertains to the portfolio listed on the cover page (the “Portfolio”). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to funds-of-funds.

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” The life insurance companies listed above are collectively referred to as the “Life Companies.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc. (“Corebridge”), and therefore are affiliated with SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”). Nassau is not an affiliate of the Adviser.

The Trust commenced operations on February 9, 1993 with the Portfolio (formerly, the Global Equities Portfolio), among others. The Board of Trustees (the “Board,” and the members of which are referred to as “Trustees”) approved the renaming of the Portfolio effective October 6, 2017 from the Global Equities Portfolio to the SA JPMorgan Global Equities Portfolio. On April 2, 2025, the Board of the Trust approved the renaming of the SA JPMorgan Global Equities Portfolio to the SA Fidelity Institutional AM® Global Equities Portfolio effective July 28, 2025.

SunAmerica serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains FIAM LLC (“FIAM” or the “Subadviser”) to act as subadviser to the Portfolio pursuant to a subadvisory agreement with SunAmerica (the “Subadvisory Agreement”).

On May 22, 2001, the Board, including a majority of the Trustees who are not deemed to be “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002, the Board, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of the Portfolio is offered only in connection with certain Variable Contracts and to funds-of-funds. Class 2 and 3 shares of the Portfolio are identical in all respects to Class 1 shares of the Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares of the Portfolio are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares of the Portfolio have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.

INVESTMENT OBJECTIVE AND POLICIES

The investment goal and principal investment strategy for the Portfolio, along with certain types of investments the Portfolio makes under normal market conditions and for efficient portfolio management, are described under “Portfolio Summary” and “Additional Information About the Portfolio’s Investment Strategies and Investment Risks” in the Prospectus.

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The following chart and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolio may make on a periodic basis, or to a limited extent, which include infrequent investments or investments in which the Portfolio reserves the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolio reserves the right to make as well as to define investment and risk terminology used in the chart below that do not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of the Portfolio and, except for the Portfolio’s borrowing policy and illiquid security policy, apply at the time of purchase.

We will notify shareholders at least 60 days prior to any change to the Portfolio’s investment goal or 80% investment policy. “Net assets” will take into account borrowing for investment purposes.

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SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities)
In what other types of investments may the Portfolio periodically invest?

•  Equity securities:

-  convertible securities

•  Illiquid securities (up to 15%)

•  IPOs

•  Options

•  Borrowing for temporary or emergency purposes (up to 33 1⁄3%)

•  REITs

•  Fixed-income securities

•  Preferred stocks

What other types of risks may potentially or periodically affect the Portfolio?	• Illiquidity • IPO investing • Short sales risk • Convertible securities • Real estate industry

SUPPLEMENTAL GLOSSARY

ADRS, GDRS, and EDRS. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.” Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Borrowing. The Portfolio is authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits the Portfolio to borrow up to 33 1⁄3% of its total assets from banks for any purpose. In addition, the Portfolio may borrow up to 5% of its total assets for temporary purposes. In seeking to enhance performance, the Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings.

In the event that asset coverage for the Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

To the extent the Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although the Portfolio is authorized to borrow, it will do so only when the Adviser or the Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of

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borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in the Portfolio’s net asset value per share (“NAV”) and net yield. The Portfolio expects that all of its borrowing will be made on a secured basis.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Corporate Actions. From time to time, the issuer of a security held by the Portfolio may initiate a corporate action relating to that security. Corporate actions may be mandatory (e.g., calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) or voluntary (e.g., rights offerings, exchange offerings, and tender offers). Corporate actions may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

In the event of a mandatory corporate action, the Portfolio will not actively add to its position and generally will attempt to dispose of the securities as soon as reasonably practicable if the Adviser and/or Subadviser believe disposition would be prudent given the Portfolio’s investment strategy. These securities may be brand new and as a result might fail certain screens or even investment strategy restrictions (such as not being in the right index, etc.). In those circumstances, mandatory corporate actions could adversely affect the Portfolio and the value of its investments.

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In circumstances in which the Portfolio elects to participate in a voluntary corporate action, such actions may enhance the value of the Portfolio’s investments. In cases where the Adviser or Subadviser receives sufficient advance notice of a voluntary corporate action, it will exercise its discretion, in good faith, to determine whether the Portfolio will participate in that corporate action. If it does not receive sufficient advance notice of a voluntary corporate action, the Portfolio may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Portfolio’s investments.

Counterparty and Third Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Currency Volatility. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.

Cybersecurity and Artificial Intelligence Risk. Operational and financial risk resulting from the internet and computer technology is referred to as cybersecurity risk. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of the electronic systems of the Portfolio, the Portfolio’s Adviser, Subadviser, Corebridge Capital Services, Inc. (the “Distributor”) and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators) or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and negatively impact the Portfolio’s business operations, potentially resulting in financial losses to the Portfolio.

The occurrence of such events could also result in, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information, inability to process shareholder transactions, including the processing of orders for or with the Portfolio, impact the ability to calculate NAVs, cause the release and possible destruction of confidential information, and/or subject the Portfolio or the Portfolio’s service providers to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage, as well as possible reimbursement or other compensation costs, and/or additional compliance costs. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. While the Portfolio has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems, and there can be no assurance that the Portfolio or its service providers will be able to avoid cyber-attacks or information security breaches in the future.

The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of the Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks.

The Adviser may seek to use AI in its business, operating, and investment activities, and expects the Portfolio’s service providers, including any sub-advisers, and the issuers in which the Portfolio invests to do the same. The extent of AI usage will vary across these entities, and while the Adviser will periodically update its policies and procedures for AI use, risks that the Adviser cannot control, such as misuse, remain. The competitive landscape may also be affected as AI technologies evolve, potentially rendering certain investment products or services obsolete. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.

Derivatives. A derivative is any financial instrument whose value is derived from the value of other assets (such as stocks), reference rates or indices. Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Portfolio to enter into derivative transactions and other leveraged transactions. Derivative transactions are defined by Rule 18f-4 to include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) any reverse repurchase agreement or similar financing transaction, if the Portfolio elects to treat them as derivatives transactions; and (iv) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet certain requirements.

Unless the Portfolio qualifies as a Limited Derivatives User (defined below), Rule 18f-4 requires the Portfolio to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the Securities and Exchange Commission (“SEC”) and the public regarding the Portfolio’s derivatives activities. In addition, the Derivatives Rule establishes limits on the derivatives transactions that the Portfolio may

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enter into based on the value-at-risk (“VaR”) of the Portfolio inclusive of derivatives. The Portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Portfolio’s own portfolio absent derivatives holdings, as determined by the Portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If the Portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Portfolio may instead comply with the Absolute VaR Test. The Portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Portfolio’s net assets.

The Portfolio is not required to comply with the above requirements if it adopts and implements written policies and procedures reasonably designed to manage the Portfolio’s derivatives risk and its derivatives exposure does not exceed 10 percent of its net assets (as calculated in accordance with Rule 18f-4) (a “Limited Derivatives User”). The Portfolio is classified as a Limited Derivatives User under Rule 18f-4.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If the Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict the Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

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Russian Securities. In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of the Portfolio to price, buy, sell, receive or deliver those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which the Portfolio invests. Any or all of these actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including the Portfolio, that have exposure to Russian investments.

Chinese Securities. The Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and Coronavirus. Such health crises could exacerbate political, social, and economic risks previously mentioned.

In addition, trade tensions between the United States and China have raised concerns about economic stability, with both countries implementing increased tariffs on each other’s imports. This situation has created uncertainty regarding the success of trade negotiations and the potential for a prolonged trade war, which could negatively impact global economic conditions. China’s growing trade surplus with the United States has heightened the risk of trade disputes, potentially leading to significant reductions in international trade and adverse effects on China’s export industry. The imposition of tariffs and trade restrictions could also negatively impact the economies and financial markets of Hong Kong and Taiwan. These and other factors could have a negative impact on the Portfolio’s performance and increase the volatility of an investment in the Portfolio.

Stock Connect. The Portfolio may invest in eligible exchange-traded funds and local equity Chinese securities (“China A-Shares”) of certain Chinese-domiciled companies (together, “Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in Stock Connect Securities through a Stock Connect. Stock Connect Securities may only be bought from, or sold to, the Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. The China A-Shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. In addition, same day trading is not permitted on the China A-Shares market, which may inhibit the Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit the Portfolio’s ability to dispose of its China A-Shares purchased through a Stock Connect in a timely manner.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through Stock Connects is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for Stock Connect Securities through a Stock Connect will be rejected, which could adversely affect the Portfolio’s ability to pursue its investment strategy. Stock Connect Securities purchased through a Stock Connect may only be sold through a Stock Connect and are not otherwise transferrable. Although Stock Connect Securities must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible Stock Connect Securities through a Stock Connect must be settled in Renminbi (“RMB”), the Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring Stock Connect Securities obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Portfolio’s investments. If the Portfolio holds a class of shares denominated in a local currency other than RMB, the Portfolio will be exposed to currency exchange risk if the Portfolio converts the local currency into RMB for investments in China A-shares. The Portfolio may also incur conversion costs.

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The Portfolio’s Stock Connect Securities are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Portfolio. The exact nature and rights of the Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.

Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. Most ETFs are investment companies, and, therefore, the Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads.

Foreign Currency. The Portfolio may buy foreign currencies when it believes the value of the currency will increase. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non-U.S. currencies. In addition, the Portfolio’s income from foreign currency-denominated securities is typically denominated in foreign currency. When the Portfolio receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Portfolio for purposes of determining Portfolio distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Portfolio earns the income and the time that the income is converted into U.S. dollars, the Portfolio may be required to liquidate other assets in order to make up the shortfall. The Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging purposes.

Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in the Portfolio’s principal investment strategies or as determined by Subadviser, the Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank.

The Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective, investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and the Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

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Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that the Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio also may be subject to currency exposure independent of its securities positions.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. The Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of the Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of the Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits the Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating portfolios, including the requirement that no portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating portfolios from a typical bank for a comparable transaction. In addition, the Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating portfolios. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

IPO Investing. The Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts

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over short periods of time. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolio, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolio has implemented its liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews the Portfolio’s liquidity risk and classifies each investment held by the Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of the Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Portfolio can expect to be exposed to greater liquidity risk.

Newly Developed Securities. The Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

Options. Options are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. Options are generally used for either hedging or income enhancement purposes. The Portfolio may also use options for other purposes, including, without limitation, to facilitate trading, to increase or decrease the Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of the Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.

Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a designated contract market regulated by the Commodity Futures Trading Commission (“CFTC”) and options on commodities and currencies are generally traded in the OTC market. Risks to the Portfolio of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer which will require the holder to settle the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Options can be either purchased or written (i.e., sold). A call option written by the Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, the Portfolio may only write call options up to 25% of its total assets.

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A put option written by the Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for the Portfolio through the premiums received. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The following is more detailed information concerning options on securities, commodity options, futures and options on futures:

Options on Securities. When the Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Portfolio may also write call options that are cash settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, the Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If the Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.

When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). The Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if the Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash settled, an obligation to settle by paying the intrinsic profit. The premium the Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash settled, the difference between the specified prices does not exceed the specified difference). However, the Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the

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exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.

The Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. The Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment the Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by the Portfolio.

Buying a put on an investment the Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Portfolio might be able to exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Under Rule 18f-4, the Portfolio is limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio is required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.

In the case of a listed put option, as long as the obligation of the Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. The Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which the Portfolio liquidates the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option on a security gives the Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by the Portfolio. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to the Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.

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Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

In addition to using options for the hedging purposes described above, the Portfolio may use options on currency to seek to increase total return. The Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. The Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and the transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize either no gain or a loss on the purchase of the put option.

Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When the Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When the Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options subjects the Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if the Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing available cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed.

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Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Options on securities are subject to position limits and exercise limits established by the exchanges, the Options Clearing Corporation and the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that the Portfolio may enter into or exercise.

Options on Futures. Options on futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts (collectively, “Futures”).

The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.

The Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Limitations on entering into Options on Futures. Transactions in options on Futures by the Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser.

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Commodity Exchange Act Regulation. The Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolio, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, the Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.

The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.

Other Investment Companies. The Portfolio may invest in securities of other investment companies, including ETFs, up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits the Portfolio from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of the Portfolio’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Portfolio is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent the Portfolio has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Portfolio will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk. See also “Exchange Traded Funds.”

Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.

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Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain non-corporate entities, such as partnerships, may claim a deduction for 20% of qualified REIT dividends. Regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heightened uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); trade wars; infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolio’s portfolios more challenging.

Recent political and diplomatic events within the United States, such as a contentious political environment, changes in party control, budget disagreements, and debt ceiling threats, may significantly impact investor confidence and financial markets. Additionally, concerns about the U.S. Government’s credit quality or a potential default could lead to increased market volatility, higher interest rates, and reduced liquidity in U.S. Treasury securities, with severe consequences for both the U.S. and global economies. Changes in U.S. policy, such as the implementation of tariffs and other trade-related initiatives, could disrupt global markets, increasing economic and market risks, among others. Trade disputes and retaliatory actions, like embargoes, may reduce company profitability, decrease international trade, and negatively impact global economic growth, with unpredictable duration and extent, potentially causing significant market disruptions and affecting certain industries, global supply chains, inflation, and growth.

In addition, a number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Brexit/European Union

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (commonly referred to as “Brexit”). This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in the Portfolio. The full scope and nature of the consequences of Brexit are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.

Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Russian Invasion of Ukraine

In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolio is currently restricted from trading in Russian

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securities, including those in its portfolio. In addition certain, index providers have removed Russian securities from their indices, some of which may be designated as benchmarks for the Portfolio. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against the Portfolio’s benchmark index or, for index funds, the correlation between a portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or the Portfolio’s ability to trade in Russian securities will resume. Even if the Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect the Portfolio’s performance and the value and liquidity of an investment in the Portfolio.

See “Emerging Markets – Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.

Israel-Hamas War and Other Conflicts in the Middle East

The ongoing conflict between Israel and Hamas, which began in October 2023, presents significant risks to the global economy and financial markets. The hostilities have led to increased market volatility, particularly affecting sectors such as oil and natural gas, and have disrupted global supply chains. The unpredictable duration and potential escalation of the conflict pose further risks to regional and global economies.

Additionally, other Middle Eastern conflicts, including, but not limited to, tensions with Iran and instability in Lebanon, Syria, Yemen, Iraq and Afghanistan, contribute to broader geopolitical tensions and economic uncertainties. These conflicts, along with the Israel-Hamas war, have the potential to cause significant market disruptions and affect investor confidence.

Infectious Illness

The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by infectious illnesses may exacerbate other pre-existing political, social and economic risks in certain countries, and the impact of an outbreak may last for a prolonged period of time.

Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that epidemics or pandemics will not disrupt the operations of the Portfolio and its service providers. These disruptions could adversely affect the Portfolio and its shareholders.

Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or the Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision.

Rule 18f-4 under the 1940 Act permits the Portfolio to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided the Portfolio either complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate or treats such transactions as derivatives transactions under Rule 18f-4. See “Derivatives” above and “Investment Restrictions” below.

Securities Lending. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities in amounts up to 33 1⁄3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, the Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that the Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the

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value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.

Since voting or consent rights that accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.

The Portfolio may lend securities; however, at the present time it does not engage in securities lending.

Short Sales. Short sales in equity securities are effected by selling a security that the Portfolio does not own but which it borrows. To complete a short sale, the Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Short sales in debt securities are generally effected through reverse repurchase transactions. Under a reverse repurchase transaction, the Portfolio would sell a bond to a counterparty for cash and an agreement to resell the bond to the Portfolio at an agreed price. Reverse repurchase transactions subject the Portfolio to substantially the same risks as short sales of equity securities.

The Portfolio may engage in short sales “against the box.” A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for U.S. federal income tax purposes. The Portfolio will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box. The Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.

The Derivatives Rule treats short sales of securities as derivatives and subjects such transactions to the VaR limits, unless the Portfolio entering into such transactions is a Limited Derivatives User. In addition, the Derivatives Rule treats certain securities lending transactions entered into by the Portfolio to facilitate short sales, fails or similar transactions by third parties as transactions that are similar to reverse repurchase transactions and as senior securities, as described in Section 18 of the 1940 Act. Rule 18f-4 limits the ability of the Portfolio to enter into short selling transactions and may limit its ability to lend portfolio securities, unless the collateral for such transactions was limited to cash and cash equivalents.

Short-Term Investments. The Portfolio may invest in short-term investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by the Portfolio during periods when the Adviser or Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Common short-term investments include, but are not limited to:

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Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations. Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.

Commercial Paper. Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.

Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

Variable Amount Master Demand Notes. Variable amount master demand notes permit the Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or the Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s Investor Services, Inc. or S&P Global Ratings (“S&P”) and the Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes. The Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities. Debt securities maturing generally within 12 months of the date of purchase and include adjustable-rate mortgage securities backed by Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

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Repurchase Agreements. The Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Portfolio’s money is invested in the security. Whenever the Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Stapled Securities. The Portfolio may invest in stapled securities to gain exposure to companies. A stapled security is a security that is comprised of two or more parts that cannot be separated from one another. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The characteristics and value of a stapled security are influenced by both underlying securities. The value of stapled securities and the income derived from them may fall as well as rise. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

U.S. Government Securities. U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

Value Investing. The Portfolio’s emphasis on securities believed to be under-valued by the market may use a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.

When the Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Portfolio to sell the securities or to value them based on actual trades.

Warrants and Rights. The Portfolio may participate in rights offerings and may purchase warrants. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, sometimes as a result of a corporate action. Warrants give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration.

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Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Warrants and rights may lack a liquid secondary market for resale.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Portfolio’s entering into a closing transaction.

A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by the Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio’s NAV being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.

Transactions in listed options on futures by the Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the U.S. Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that the Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral the Portfolio is required to provide and the costs associated with OTC derivatives transactions.

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In addition, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to the Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, the Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for the Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which the Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If the Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolio as market changes continue to be implemented.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits. These rules impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. The Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to the Portfolio.

As noted above in “Derivatives,” the Derivatives Rule imposes limits on the amount of derivatives the Portfolio may enter into, treats derivatives as senior securities, and requires portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

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In 2020, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolio upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.

All of these regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.

Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. If the Adviser’s or the Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities.

If the Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

INVESTMENT RESTRICTIONS

The Trust, on behalf of the Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolio’s borrowing policy and illiquid security policy.

Fundamental Investment Restrictions Applicable to the Portfolio

The Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The Portfolio’s fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits the Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.

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With respect to fundamental investment restriction number 2 above, the 1940 Act permits the Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. If the Portfolio engages in transactions involving the acquisition or disposition of portfolio securities, it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits the Portfolio to make loans within certain limits. The fundamental investment restriction permits the Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolio does not, and does not expect to, engage in the lending of securities. If in the future, the Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits the Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. The Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit the Portfolio from owning real estate; however, the Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits the Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit the Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit the Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, the Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits the Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If the Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of

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commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolio as to how to classify issuers within or among industries.

Diversification

The Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

TRUSTEES AND OFFICERS OF THE TRUST

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by the Distributor and other affiliates of SunAmerica.

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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Tracey C. Doi 1961	Trustee	2021 – Present	Controller, Vice President, Toyota Motor Sales (2000-2003); Chief Financial Officer, Group Vice President of Toyota Motor North America (2003-2023); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 50/50 Women on Boards (nonprofit leadership organization) (2017-Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020-Present).	78	Director, Pentair (sustainable water solutions) (August 2023-Present); Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).
Jane Jelenko 1948	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	78	Director, Cathay General Bancorp and Cathay Bank (banking) (2012-2018); Director, Countrywide Bank (banking) (2003-2008);.
Christianne F. Kerns 1958	Trustee	2023 – Present	Managing Partner (2020- Present), Partner (2004- Present), Hahn & Hahn LLP (law firm).	78	None.
Charles H. Self III 1957	Trustee	2021 – Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021).	78	None.

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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Martha B. Willis 1960	Trustee	2023 – Present	Senior Advisor, Wilson Dichiara (November 2024-Present); Independent Director, EQ Private Equity Operating Company (October 2024-Present); Senior Advisor, KPMG US (September 2022-July 2024); Executive Vice President, Chief Marketing Officer of TIAA (June 2020-March 2022); Executive Vice President, Chief Marketing Officer, Nuveen (May 2016-June 2020); Board Member, Nuveen UCITS funds (2019-2021).	78	None.
Bruce G. Willison 1948	Trustee and Chairman	2001 – Present	Chairman of Tyfone, Inc. (2018-Present); Chairman of Catholic Schools Collaborative (2011-Present); Director of Specialty Family Foundation (2013-Present)	78	Director, Grandpoint Bank (banking) (2011-Present); Director, Move, Inc. (internet real estate site) (2003-Present); Director of NiQ (2016-2020).
Interested Trustee
John T. Genoy[5] 1968	President and Trustee	2021 – Present	President (2021-Present), Chief Operating Officer (2006-Present), Chief Financial Officer and Director (2002-2021) and Senior Vice President (2004-2021), SunAmerica.	78	None.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (59 portfolios); SST (19 portfolios); and VALIC Company I (36 funds).

[3]	Number includes the Trust (59 portfolios) and SST (19 portfolios).
[4]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[5]	Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Gregory R. Kingston 1966	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014 – Present	Vice President (1999-Present), Head of Mutual Fund Administration (2014-Present), SunAmerica; Director, Corebridge Capital Services, Inc. (2021-Present); Treasurer, SunAmerica Series Trust, Seasons Series Trust and VALIC Company I (2014-Present).

Christopher C. Joe 1969	Chief Compliance Officer and Vice President	2017 – Present	Chief Compliance Officer, Seasons Series Trust, SunAmerica Series Trust and VALIC Company I (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-2019).

Gregory N. Bressler 1966	Vice President and Assistant Secretary	2005 – Present	Chief Investments Counsel, Corebridge (2023-Present); Assistant Secretary (2021-Present), Senior Vice President (2005-Present) and General Counsel (2005-2023), SunAmerica.

Kathleen D. Fuentes 1969	Chief Legal Officer, Vice President and Secretary	2015 – Present	Senior Vice President and General Counsel (2023-Present), Vice President and Chief Legal Officer (2006-2023), SunAmerica.

Matthew J. Hackethal 1971	Anti-Money Laundering Compliance Officer	2006 – Present	Chief Compliance Officer (2006-Present) and Vice President (2011-Present), SunAmerica.

Donna McManus 1961	Vice President and Assistant Treasurer	2014 – Present	Vice President, SunAmerica (2014-2021).

Shawn Parry 1972	Vice President and Assistant Treasurer	2014 – Present	Vice President (2014-Present), SunAmerica.

Salimah Shamji 1971	Vice President	2020 – Present	Vice President, SunAmerica (2008-Present).

Christopher J. Tafone 1975	Vice President and Assistant Secretary	2021 – Present (Vice President); (2016-Present) (Assistant Secretary)	Vice President, SunAmerica (2016 – Present); Associate General Counsel, Corebridge (2016 – Present).

Leadership Structure of the Board

Overall responsibility for oversight of the Trust and its portfolios rests with the Board. The Trust, on behalf of the Portfolio, has engaged SunAmerica and the Subadviser to manage the Portfolio on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadviser and any other service providers in the operations of the Portfolio in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and the Portfolio’s investment objective and strategies. The Board is presently comprised of seven members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal

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conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no Interested Trustee is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolio, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolio with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolio’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolio is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolio and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolio’s investment management and business affairs, and also by the Portfolio’s Subadviser and other service providers in connection with the services they provide to the Portfolio. Each of SunAmerica, the Subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolio, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Portfolio’s other service providers (including the Portfolio’s distributor and transfer agent), the Portfolio’s Chief Compliance Officer, the independent registered public accounting firm for the Portfolio, legal counsel to the Portfolio, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolio. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Independent Trustees

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

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Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of Cathay General Bancorp and Cathay Bank, the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She is an expert in corporate governance, regularly advising boards and CEOs regarding management issues and initiatives, fiduciary duties and conflicts of interest.

Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

Martha B. Willis. Ms. Willis has served as a Trustee since 2023. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of OppenheimerFunds from 2009 to 2016.

The Board has adopted the Independent Trustee Retirement Policy under which Independent Trustees retire from service as Independent Trustees at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved and agreed to by the Board and the retiring Independent Trustee.

Interested Trustee

John T. Genoy. Mr. Genoy has served as a Trustee since 2021. He currently serves as President and COO of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Effective January 1, 2024, the annual fee paid to each Independent Trustee is $240,000. Trustees are compensated $3,000 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $85,000. These expenses are allocated on the basis of the relative net assets of each portfolio of the Annuity Funds. Mr. Genoy, who is an interested Trustee by virtue of his employment relationship with SunAmerica, receives no remuneration from the Trust.

Each Independent Trustee serves on each Committee of the Board and Mr. Genoy serves on the Ethics Committee. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $20,000 and Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $12,500.

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The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolio’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolio and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended January 31, 2025.

The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 2 times during the fiscal year ended January 31, 2025.

The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met 3 times during the fiscal year ended January 31, 2025.

As of June 30, 2025, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of the Portfolio of the Trust.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Tracey C. Doi	0	0
Jane Jelenko	0	0
Christianne F. Kerns	0	0
Charles H. Self III	0	0
Martha B. Willis	0	0
Bruce G. Willison	0	0
Interested Trustee
John T. Genoy	0	0

1	Includes the value of shares beneficially owned by each Trustee in each portfolio of the Trust.
2	Includes the Trust (61 portfolios) and SST (19 portfolios).

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As of December 31, 2024, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser, the Subadviser or the Distributor or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Trustees

The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGL or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2025.

Name of Trustee	Aggregate Compensation from the Portfolio in this SAI	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Tracey C. Doi	$1,816	—	$255,500
Jane Jelenko	1,869	—	263,000
Christianne F. Kerns	1,727	—	243,000
Charles H. Self III	1,727	—	243,000
Martha B. Willis	1,727	—	243,000
Bruce G. Willison	2,332	—	328,000

1	As of January 31, 2025, the Fund Complex included the Trust (61 portfolios), VALIC Company I (36 funds), and SST (19 portfolios).

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Trust, on behalf of the Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is an indirect, wholly-owned subsidiary of Corebridge.

Terms of the Advisory Agreement

The Advisory Agreement provides that SunAmerica shall act as investment adviser to the Portfolio, manage the Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The Advisory Agreement, after initial approval with respect to the Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to the Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any

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such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or the Portfolio, or to any other person, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Advisory Fees

As compensation for its services, the Adviser receives from the Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:

Fee Rate (as a % of average daily net asset value)[1]
0.90% to $50 million
0.80% next $100 million
0.70% next $150 million
0.65% over $300 million

1

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.87% of average daily net assets on the first $50 million, 0.77% of average daily net assets on the next $100 million, 0.67% of average daily net assets on the next $150 million, and 0.62% of average daily net assets over $300 million.

The following table sets forth the total advisory fees received by SunAmerica from the Portfolio pursuant to the Advisory Agreement for the last three fiscal years ended January 31:

2025	2024	2023
$2,485,143	$2,318,757	$2,411,378

The following table sets forth the advisory fees retained by SunAmerica with respect to the Portfolio after paying all subadvisory fees to J.P. Morgan Investment Management Inc. (“JP Morgan”)* for the past three fiscal years:**

2025		2024		2023
% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
0.38%	$1,235,450	0.38%	$1,158,025	0.38%	$1,200,620

*	Prior to July 28, 2025, JP Morgan served as the subadviser to the Portfolio.
**	The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.

SUBADVISORY AGREEMENT

FIAM acts as Subadviser to the Portfolio pursuant to the Subadvisory Agreement with SunAmerica. Under the Subadvisory Agreement, the Subadviser manages the investment and reinvestment of the assets of the Portfolio. The Subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadviser’s fees. Prior to July 28, 2025, JP Morgan served as the subadviser to the Portfolio.

FIAM is an indirectly-held subsidiary of FMR LLC.

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The Subadvisory Agreement, after initial approval with respect to the Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to the Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolio, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

SunAmerica may terminate the Subadvisory Agreement with the Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolio with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolio’s shareholders have approved the Portfolio’s reliance on the no-action relief. SunAmerica will determine if and when the Portfolio should rely on the no-action relief.

As of the date of this SAI, SunAmerica has not paid FIAM any subadvisory fees with respect to the Portfolio. The following table sets forth the aggregate subadvisory fees paid to JP Morgan by SunAmerica for the past three fiscal years:

2025		2024		2023
% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
0.38%	$1,249,693	0.38%	$1,160,732	0.38%	$1,210,758

PORTFOLIO MANAGER

Other Accounts

The portfolio manager primarily responsible for the day-to-day management of the Portfolio, who is listed in the Prospectus (the “Portfolio Manager”), is often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts managed by the Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2025 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.

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Subadviser	Portfolio Managers	Other Accounts (As of May 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
FIAM	Hernandez, Cesar	5	$29,738	12	$5,386	4	$4,479

Potential Conflicts of Interest

As shown in the table above, the Portfolio Manager is responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolio. In certain instances, conflicts may arise in his management of the Portfolio and such Other Client Accounts. The Portfolio Manager aims to conduct his activities in such a manner that permits him to deal fairly with each of his clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Portfolio and such Other Client Accounts.

•

Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or the Subadviser, as applicable) may determine that there is a security that is suitable for the Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within the Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolio and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Manager’s Time. The Portfolio Manager’s management of the Portfolio and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of the Portfolio and Other Client Accounts if the Portfolio and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Manager. Although the Adviser does not track the time the Portfolio Manager spends on the Portfolio or a single Other Client Account, the Adviser periodically assesses whether the Portfolio Manager has adequate time and resources to effectively manage all of the Portfolio Manager’s accounts. In certain instances, the Portfolio Manager may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•

Personal Trading by Portfolio Manager. The management of personal accounts by the Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadviser’s code of ethics will impose limits on the ability of the Portfolio Manager to trade for his personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadviser’s code of ethics will eliminate such conflicts.

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Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolio, investments and such Other Client Accounts.

Compensation

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for paying its own expenses in connection with the management of the Portfolio, including the compensation of its Portfolio Manager. The structure and method of compensation of the Portfolio Manager is described below.

FIAM. Cesar Hernandez is the Portfolio Manager of the Portfolio and receives compensation for his services. As of December 31, 2024, Portfolio Manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the Portfolio Manager’s compensation may be deferred based on criteria established by FIAM or its affiliate or at the election of the Portfolio Manager.

The Portfolio Manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliate.

The primary components of Cesar Hernandez’s bonus are based on (i) the pre-tax investment performance of Cesar Hernandez’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account or lead account, if applicable, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of Cesar Hernandez’s fund(s), account(s) and lead account(s) is weighted according to his tenure on those fund(s), account(s) and account(s) and the average asset size of those fund(s), account(s) and account(s) over his tenure. Each component is calculated separately over Cesar Hernandez’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of Cesar Hernandez’s bonus is based on Cesar Hernandez’s overall contribution to management of FIAM or its affiliates. The portion of Cesar Hernandez’s bonus that is linked to the investment performance of the SA Fidelity Institutional AM® Global Equities Portfolio is based on the lead account’s pre-tax investment performance measured against the MSCI World (Net) Index.

The Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the NAV of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, the Portfolio Manager also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

The Portfolio Manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, Portfolio Manager’s compensation is linked to the pretax performance of the fund, rather than its after-tax performance. The Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When the Portfolio Manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. The Portfolio Manager may be permitted to invest in the funds he manages, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s code of ethics.

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The Portfolio manager may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.

Ownership of Portfolio Manager

As of the date of this SAI, the Portfolio Manager has no ownership interest in the Portfolio.

PERSONAL SECURITIES TRADING

The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolio. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolio and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.

The Subadviser has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of the Subadviser’s Code of Ethics by employees that provide direct services to the Portfolio or those that involve the Portfolio are reported to the Board.

DISTRIBUTION AGREEMENT

The Trust, on behalf of the Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect wholly-owned subsidiary of Corebridge, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolio. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to the Portfolio, for distribution to persons who are not shareholders of the Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolio, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

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After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to the Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to the Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

RULE 12b-1 PLANS

The Board has adopted a Rule 12b-1 Plan for Class 1 shares (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolio’s Class 2 and Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Account Maintenance and Service Fees

The following table sets forth the account maintenance and service fees paid by the Portfolio in Class 1, Class 2 and Class 3 shares for the fiscal year ended January 31, 2025.

2025
Class 1	Class 2	Class 3
N/A	$4,160	$143,077

Continuance of the 12b-1 Plans with respect to the Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of the Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to the Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to the Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Since the shares of the Portfolio are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements and to funds-of-funds, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.

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Under the Code, the Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, the Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.

Certain of the Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which the Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as the Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.

The Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Further, if the Portfolio should fail to qualify as a regulated investment company, the Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.

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Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, the Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with U.S. Treasury Department regulations promulgated under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

The Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if the Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable U.S. Treasury Department requirements regarding investor control. If the Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.

The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Portfolio will be subject to special tax rules. These rules may accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by the Portfolio.

In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”)

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losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.

To the extent the Portfolio holds residual interests in real estate mortgage investment conduits (“REMICs”), certain types of income received by the Portfolio from REITs, REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To shareholders of the Portfolio, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that the Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by the Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Portfolio from transactions in OTC options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by the Portfolio from transactions in OTC options purchased by the Portfolio generally has the same character as the property to which the option relates as in the hands of the Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by the Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of the Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by the Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

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As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when the Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by the Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, the Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, the Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known.

If the Portfolio receives dividend income from U.S. sources, it will annually report certain amounts of its dividends paid as eligible for the dividends-received deduction, and if the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the Life Companies will not be passed to you or the Portfolio.

For the fiscal year ended January 31, 2025, the Portfolio had no capital loss carry-forwards.

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PORTFOLIO TURNOVER

The Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. The Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. The Portfolio offers Class 1, Class 2 and/or Class 3 shares.

Some of the more significant provisions of the Trust’s Declaration are described below. The descriptions of these provisions are qualified in their entirety by reference to the Declaration, which is incorporated herein by reference to this registration statement.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any portfolio or class. These provisions would permit a portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

All shareholders of record of all portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more portfolios or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

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Issuance and Redemption of Shares

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal rights with respect to their shares, and except as the Trustees may determine, are not entitled to preemptive, conversion, exchange or similar rights. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Portfolios and Classes

The Declaration provides that the Trustees may establish portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the portfolios and classes. The Trustees may change any of those features, terminate any portfolio or class, combine portfolios with other portfolios in the Trust, combine one or more classes of a portfolio with another class in that portfolio or convert the shares of one class into shares of another class.

Each share of the Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any portfolio, in connection with the affairs of the Trust or any portfolio, and that a Trustee, officer or employee is liable to the Trust and any portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries,

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proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.

Derivative and Direct Actions

The Declaration provides a detailed process for the bringing of actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected portfolio.

The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected portfolio, generally. If a derivative or direct action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts (Boston Division) or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

The classes of shares of a given portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.

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Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of SST and the Trust’s Allocation Portfolios for which SunAmerica serves as investment adviser and that are managed as “funds of funds.” As of June 30, 2025, the ownership of the Portfolio’s shares is as follows:

Class	AGL	Allocation Portfolios	Nassau	SA Global Index Allocation	Seasons Managed Allocation Portfolios	SA VCP Index Allocation Portfolio	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	USL	VALIC
Class 1	14.88%	0.00%	0.00%	0.00%	0.00%	0.00%	56.57%	28.18%	0.36%	0.00%
Class 2	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Class 3	92.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.49%	0.51%

AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. Nassau’s address is 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. USL’s address is One World Financial Center, 200 Liberty Street, New York, New York 10281. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. The Allocation Portfolios, each a series of the Trust, consist of SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio and their address is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367. SDAP and SDSP are each a series of the Trust and their address is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367. The Seasons Managed Allocation Portfolios, each a series of SST, consist of SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio and their address is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367.

PRICE OF SHARES

Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies and to funds-of-funds. The Trust is open for business on any day the New York Stock Exchange (“NYSE”) is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolio’s policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with the Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain

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closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with the Portfolio’s pricing procedures adopted by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a pricing service approved by the valuation designee. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Portfolio may hold or, from time to time, transact in such securities in smaller, odd lot sizes in which case they may be fair valued in accordance with pricing procedures adopted by the Board.

Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a loan pricing service approved by the valuation designee.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.

Each business day, the Portfolio’s NAV is transmitted electronically to insurance companies that use the Portfolio as an underlying investment option for Variable Contracts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser or the Subadviser is responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or the Subadviser through

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client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for the Portfolio.

A factor in the selection of brokers is the receipt of research services-analyses and reports concerning markets, issuers, industries, securities, economic factors and trends-and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or the Subadviser.

The Adviser or the Subadviser may cause the Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or the Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or the Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser or the Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or the Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker-dealers with or through whom the Adviser or the Subadviser places the Portfolio’s portfolio transactions, the Adviser or the Subadviser may be relieved of expenses it might otherwise bear. The Adviser or the Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or the Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or the Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser or the Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including the Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or the Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by the Portfolio are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by the Portfolio and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

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Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent the Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of the Portfolio.

Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When the Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When the Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Commission Recapture Program. The Trust has established a commission recapture program. The Board determined that a commission recapture program is in the best interest of the Portfolio and its shareholders and therefore has conveyed that information to the Subadviser. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the Portfolio. The Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, the Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for the Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.

The following table reflects the commission recapture activity for the fiscal year ended January 31, 2025.

2025
Amount ($)	% of Assets
$24	0.00%

Brokerage Commissions

The following tables set forth the brokerage commissions paid by the Portfolio and the amounts of the brokerage commissions paid to affiliated broker-dealers of the Portfolio for the last three fiscal years ended January 31, 2025, 2024 and 2023.

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Year	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers

2025	$76,140	—	—	—
2024	$61,465
2023	$46,234

In addition, for the fiscal year ended January 31, 2025, the Portfolio did not direct any portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to JP Morgan.

The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

The following table sets forth the value of the Portfolio’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of January 31, 2025.

Broker Dealer	Debt/Equity	(Amount ($) 000’s)

Bank of America Corp.	E	$2,472
Citigroup, Inc.	E	$2,079
Goldman Sachs Group, Inc.	E	$2,540
Morgan Stanley	E	$2,276
Royal Bank of Canada	E	$1,698

The Adviser and the Subadviser and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more portfolios of the Trust. Such accounts may or may not be in competition with the Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio.

If determined by the Adviser or the Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadviser may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding the Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

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It is possible that the Portfolio’s holdings may include securities of entities for which the Subadviser or its affiliate performs investment banking services as well as securities of entities in which the Subadviser or its affiliate makes a market. From time to time, such activities may limit the Portfolio’s flexibility in purchases and sales of securities. When the Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

FINANCIAL STATEMENTS

The Trust’s audited financial statements with respect to the Portfolio is incorporated into this SAI by reference to its Annual Financial Statements and Other Information for the fiscal year ended January 31, 2025, as filed with the SEC on Form N-CSR (the “2025 Annual Report”). You may request a copy of the 2025 Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

GENERAL INFORMATION

Custodian

State Street, One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

Transfer Agent

VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.

Independent Registered Public Accounting Firm and Legal Counsel

PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.

Reports to Shareholders

Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolio, financial statements and other information.

Disclosure of Portfolio Holdings Policies and Procedures

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its participants) are met, the Trust does not provide or permit others to provide information about the Portfolio’s holdings on a selective basis.

The Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. The Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. The

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Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of the Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding the Portfolio’s top ten holdings (including name and percentage of the Portfolio’s assets invested in each holding) and the percentage breakdown of the Portfolio’s investments by country, sector and industry, as applicable. This information and marketing communications (including printed advertising and sales literature) are generally made available at https://portal.annuities.corebridgefinancial.com/annuities/products/public/performance/landingpage# or online through the internet websites of the life insurance companies offering the Portfolio as an investment option and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolio’s operation or useful to the Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.

The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolio’s participants and the Portfolio’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolio’s operation or useful to the Portfolio’s participants without compromising the integrity or performance of the Portfolio.

Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolio by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolio’s holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolio. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolio are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolio and its participants.

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Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the Portfolio on a daily basis. In the event the Portfolio is managed by more than one subadviser, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event the Subadviser is engaged to assume subadvisory duties of the Portfolio, the Trust routinely discloses portfolio holdings information to the Subadviser prior to its assumption of duties.

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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolio’s financial statements. PwC does not disclose to third parties information regarding the Portfolio’s holdings.

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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolio’s financial statements. E&Y does not disclose to third parties information regarding the Portfolio’s holdings.

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State Street. State Street, as custodian to the Portfolio, has daily access to the entire holdings of the Portfolio. State Street does not disclose or release information regarding the Portfolio’s holdings except as instructed by the Portfolio.

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Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Portfolio’s asset class and category in order to place the Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of the Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

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Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolio is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

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S&P. The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Portfolio’s asset class and category in order to place the Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of the Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

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Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

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Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.

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CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by portfolio managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.

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BarraOne. BarraOne is used for Market Risk analysis and Portfolio Attribution. On a daily basis, data is transferred to BarraOne via Secure File Transfer Protocol (SFTP). BarraOne uses the positions with its risk models and attribution engine to generate risk and attribution measures. BarraOne provides asset class risk analytics, stress testing, and performance attribution, helping users identify the fundamental market characteristics driving volatility.

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RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.

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Eagle PACE. Eagle PACE is used on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to downstream systems for performance, risk, compliance, websites and client reporting.

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Eagle Star. Eagle STAR is the North American Investment Book of Records (IBOR). On an intraday basis, trades and transactions are sent into Eagle STAR. Eagle STAR will then apply the transaction/trade to funds and real-time positions are maintained. All types of equity and FX transactions/positions are sent to Eagle STAR. This includes start of day (SOD) positions and end of day (EOD) positions.

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SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations.

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Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.

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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after the Portfolio’s fiscal quarter. Financial printers assist the Portfolio with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

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Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolio on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose the Portfolio’s holding information publicly.

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Abel Noser Solutions, LLC (“Abel Noser”). State Street provides purchase and sale information with respect to the Portfolio’s equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Abel Noser analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolio and Abel Noser does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Abel Noser includes a confidentiality clause.

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Manhattan Creative Partners (d/b/a “Diligent”). Marketing may provide Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent also hosts the Board’s online meeting materials.

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Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolio and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.

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SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolio in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadviser of the Portfolio by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for the Portfolio on a daily basis.

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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadviser may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadviser. The information provided is subject to a legal duty of confidentiality.

Additional Information about Shareholder Voting

Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.

The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.

The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.

With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolio and the Portfolio’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolio’s subadvisers (or their designees).

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SunAmerica has engaged the services of an independent voting firm to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolio with certain responsibilities including recordkeeping of proxy votes. The Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. Accordingly, the Portfolio will abstain on “environmental,” “social,” and/or “social and environmental” issue proposals unless otherwise indicated in the Policies or as determined by the Proxy Voting Committee pursuant to the Policies.

The Proxy Voting Committee’s practice is generally not to vote in circumstances where, in its determination, the cost of voting exceeds the expected benefit of voting a particular proxy. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Portfolio. Additional costs of voting securities which might outweigh the benefits include hiring a lawyer who practices law in a certain country; hiring a translator; traveling to the foreign country to vote the security in person; or costs associated with documents that may need to be consularized or apostilled, such as powers of attorney. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In addition, there may be certain circumstances where voting may be impossible or impractical, including but not limited to: sufficient information about a meeting proposal is not available to the Portfolio prior to the voting deadline; government sanctions are or may be in effect; and there are market-specific impediments that impair the Portfolio’s ability to cast votes, such as untimely vote cut-off dates, power of attorney and share re-registration requirements.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolio, or other sources. The Adviser or subadvisers of the Portfolio may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.

Examples of the Portfolio’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolio’s voting positions on specific matters:

•	Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information;
•	Vote for requiring annual advisory votes on compensation;
•	Vote for shareholder proposals asking that a majority or more of directors be independent;
•	Vote against proposals to classify the board; and
•	Vote case-by-case on director nominees.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.

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If, however, a situation arises where a vote presents a conflict between the interests of the Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the Investment Company Act of 1940, as amended) of the Portfolio or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolio’s shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolio. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website:www.corebridgefinancial.com/getprospectus.

Board Reporting. The Portfolio’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

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APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Moody’s Global Rating Scales

Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by nonfinancial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s Global Long-Term Rating Scale:

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Moody’s Global Short-Term Rating Scale:

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Bond Fund (bf) Ratings

Moody’s Bond Fund assessments are opinions of the maturity-adjusted credit quality of assets within the portfolio of a mutual fund, or similar investment vehicles that principally invest in fixed income obligations, and of the operational risk associated with managing the fund. In some cases, heightened operational risk may constrain a fund’s assessment, regardless of the quality of the assets within the portfolio. Bond Fund assessments exclude other risks, such as asset liquidity, interest rate, currency and any other market risk. The assessments also do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-bf	Bond funds assessed at Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond funds assessed at Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond funds assessed at A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond funds assessed at Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond funds assessed at Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond funds assessed at B-bf generally hold assets considered to be speculative.
Caa-bf	Bond funds assessed at Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond funds assessed at Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond funds assessed at C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.

Moody’s Money Market Fund Assessments

Moody’s Money Market Fund assessments are opinions of the investment quality of shares in mutual funds and similar investment vehicles that principally invest in short-term fixed income obligations. As such, these assessments incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The assessments are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

A-2

Aaa-mf	Money market funds assessed at Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds assessed at Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds assessed at A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds assessed at Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds assessed at B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds assessed at C-mf are unable to meet either objective of providing liquidity or preserving capital.

Moody’s Ratings as of March 24, 2025

S&P Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.

S&P Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-3

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

A-4

Plus (+) or minus (-)

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

S&P Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings

A-5

of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating

Termination structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

A-6

Interest Payment: ‘i’ inactive qualifier

This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

Public information ratings: ‘pi’ qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

S&P Ratings as of December 2, 2024

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and nonfinancial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default – including by way of a distressed debt exchange (DDE) – on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

A-7

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C

Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
• The formal announcement by the issuer or their agent of a DDE; and

•  A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

A-8

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
• An uncured payment default or DDE on a bond, loan or other material financial obligation, but
• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
• Has not otherwise ceased operating.
This would include:
• The selective payment default on a specific class or currency of debt;

•  The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For VRs, the modifiers “+” or “–” may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers “+” or “–” may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.

Fitch Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

A-9

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Outlooks and Watches

Rating Outlooks and Watches are mutually exclusive.

Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-government Support Ratings.

Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

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Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Outlook Revision

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating (Revision Outlook).

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Additional Usage of Primary Credit Rating Scales

Expected Ratings

Where a rating is referred to as “expected,” alternatively referred to as “expects to rate,” it will have a suffix as (EXP). This suffix indicates that the assigned rating may be sensitive to (i) finalization of the terms in the draft documents or (ii) fulfilment of other contingencies at closing. For example:

•  Expected ratings can be assigned based on the agency’s expectations regarding final documentation, typically based on a review of the draft documentation provided by the issuer. When final documentation is received, the (EXP) suffix typically will be removed and the rating updated if necessary.

•  Fitch may also employ “expects to rate” language for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure or merger).

Conversely, Fitch may choose not to append the (EXP) suffix, even if there are contingencies to fulfil, if Fitch determines that the rating is not expected to be sensitive to the manner in which, or the extent to which, any of these contingencies are fulfilled.

While ratings typically only remain as “expected” for a short time, determined by timing of transaction closure, restructuring, refinancing, corporate reorganization, etc, they may still be raised, lowered or placed on Rating Watch or withdrawn. Expected Ratings are applicable to both public and private ratings.

Private Ratings

Fitch prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as public ratings, unless otherwise disclosed as “point-in-time” in nature.

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Program Ratings

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings

Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings

Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings

Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

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Rating Actions and Reviews

Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)*

Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade*	The rating has been raised in the scale.

Downgrade*	The rating has been lowered in the scale.

Reviewed - No Action*

The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a RAC will not be issued.

Matured/ Paid-In-Full*

‘Matured’—Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

‘Paid-In-Full’—Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.

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Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a RAC that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. A RAC is not required when an issue has been redeemed, matured, repaid or paid in full.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. However, this is not always possible, for example if a rating is withdrawn due to a lack of information. Rating Watches are also resolved prior to or concurrent with withdrawal unless the timing of the event driving the Rating Watch does not support an immediate resolution.

Ratings that have been withdrawn will be indicated the symbol ‘WD’.

Under Criteria Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known.

Under Criteria Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria.

The status of UCO will be resolved after the application of the new or revised criteria, which must be completed within six months from the publication date of the new or revised criteria.

UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated

Criteria Observation Removed

UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met.

Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.

*A Rating Action or Review must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Rating Actions, Data Actions, or changes in rating modifiers, meet this requirement. Actions or Reviews that can meet this requirement are noted with an *.

Fitch Ratings as of June 11, 2024

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STATEMENT OF ADDITIONAL INFORMATION

SUNAMERICA SERIES TRUST

July 28, 2025

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end management investment company currently consisting of 59 portfolios. This Statement of Additional Information (“SAI”) relates to the following portfolio (the “Portfolio”):

SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)

This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and Class 3) of the Portfolio, dated July 28, 2025, as amended or supplemented from time to time. This SAI expands upon and supplements the information contained in the current Prospectus of the Portfolio. This SAI incorporates the Prospectus by reference. The Portfolio’s audited financial statements are incorporated into this SAI by reference to its Annual Financial Statements and Other Information for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission on Form N-CSR (the “Annual Report”). You may request a copy of the Prospectus, Annual Report and/or semi-annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

P.O. BOX 15570

AMARILLO, TEXAS 79105-5570

(800) 445-7862

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THE TRUST

SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its declaration of trust. The Trust is composed of 59 separate portfolios. This Statement of Additional Information (“SAI”) pertains to the portfolio listed on the cover page (the “Portfolio”). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to funds-of-funds.

Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” The life insurance companies listed above are collectively referred to as the “Life Companies.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc. (“Corebridge”) and therefore are affiliated with SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”). Nassau is not an affiliate of the Adviser.

The Trust commenced operations on February 9, 1993. The Board of Trustees (the “Board” or the “Board of Trustees,” and the members of which are referred to as “Trustees”) approved the addition of the Portfolio on May 12, 2021.

SunAmerica serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains Goldman Sachs Asset Management L.P. (“GSAM” or the “Subadviser”) to act as subadviser to the Portfolio pursuant to a subadvisory agreement with SunAmerica (the “Subadvisory Agreement”).

On November 8, 2021, the SA Wellington Capital Appreciation Portfolio, the SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio) and the SA Wellington Strategic Multi-Asset Portfolio acquired all of the assets and liabilities of the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio and the SA Wellington Strategic Multi-Asset Portfolio (the “Predecessor Portfolios” and each, a “Predecessor Portfolio”), respectively, each a series of Anchor Series Trust through tax-free reorganizations (collectively, the “Reorganization”). As a result of the Reorganization, each portfolio adopted the performance and financial history of the corresponding Predecessor Portfolio. The Reorganization resulted in each Predecessor Portfolio effectively becoming a series of the Trust. Each Predecessor Portfolio had the same investment goal, strategies, portfolio management team and contractual fees and expenses as those of the corresponding portfolio as of the date of the Reorganization. As a result, financial history and other information presented in this SAI for periods prior to the Reorganization is the information of the Predecessor Portfolio and Anchor Series Trust, as applicable.

In addition to the Reorganization noted above, the SA Wellington Capital Appreciation Portfolio also acquired all of the assets and liabilities of the SA Columbia Technology Portfolio, a series of the Trust, on November 8, 2021.

Each class of shares of the Portfolio is offered only in connection with certain Variable Contracts. Class 2 and 3 shares of the Portfolio are identical in all respects to Class 1 shares of the Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares of the Portfolio are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares of the Portfolio have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.

INVESTMENT OBJECTIVE AND POLICIES

The investment goal and principal investment strategy for the Portfolio, along with certain types of investments the Portfolio makes under normal market conditions and for efficient portfolio management, are described under “Portfolio Summary” and “Additional Information About the Portfolio’s Investment Strategies and Investment Risks” in the Prospectus.

The following chart and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolio may make on a periodic basis, or to a limited extent, which include infrequent investments or investments in which the Portfolio reserves the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolio reserves the right to make as well as to define investment and risk terminology used in the chart below that do not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.”

Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of the Portfolio and, except for the Portfolio’s borrowing policy and illiquid security policy, apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to the Portfolio’s investment goal or 80% investment policy. “Net assets” used in the context of percentage investment limitations will take into account borrowing for investment purposes.

SA Goldman Sachs Government and Quality Bond (formerly, SA Wellington Government and Quality Bond)
In what other types of investments may the Portfolio periodically invest?	• Emerging market securities
What other types of risks may potentially or periodically affect the Portfolio?	• Emerging market

SUPPLEMENTAL GLOSSARY

Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, the Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Borrowing. The Portfolio may not borrow except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Corporate Actions. From time to time, the issuer of a security held by the Portfolio may initiate a corporate action relating to that security. Corporate actions may be mandatory (e.g., calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) or voluntary (e.g., rights offerings, exchange offerings, and tender offers). Corporate actions may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

In the event of a mandatory corporate action, the Portfolio will not actively add to its position and generally will attempt to dispose of the securities as soon as reasonably practicable if the Adviser and/or Subadviser believe disposition would be prudent given the Portfolio’s investment strategy. These securities may be brand new and as a result might fail certain screens or even investment strategy restrictions (such as not being in the right index, etc.). In those circumstances, mandatory corporate actions could adversely affect the Portfolio and the value of its investments. In circumstances in which the Portfolio elects to participate in a voluntary corporate action, such actions may enhance the value of the Portfolio’s investments. In cases where the Adviser or Subadviser receives sufficient advance notice of a voluntary corporate action, it will exercise its discretion, in good faith, to determine whether the Portfolio will participate in that corporate action. If it does not receive sufficient advance notice of a voluntary corporate action, the Portfolio may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Portfolio’s investments.

Cybersecurity and Artificial Intelligence Risk. Operational and financial risk resulting from the internet and computer technology is referred to as cybersecurity risk. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of the electronic systems of the Portfolio, the Portfolio’s Adviser, Subadviser, Corebridge Capital Services, Inc. (the “Distributor”) and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators) or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and negatively impact the Portfolio’s business operations, potentially resulting in financial losses to the Portfolio.

The occurrence of such events could also result in, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information, inability to process shareholder transactions, including the processing of orders for or with the Portfolio, impact the ability to calculate NAVs, cause the release and possible destruction of confidential information, and/or subject the Portfolio or the Portfolio’s service providers to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage, as well as possible reimbursement or other compensation costs, and/or additional compliance costs. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. While the Portfolio has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems, and there can be no assurance that the Portfolio or its service providers will be able to avoid cyber-attacks or information security breaches in the future.

The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of the Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks.

The Adviser may seek to use AI in its business, operating, and investment activities, and expects the Portfolio’s service providers, including any sub-advisers, and the issuers in which the Portfolio invests to do the same. The extent of AI usage will vary across these entities, and while the Adviser will periodically update its policies and procedures for AI use, risks that the Adviser cannot control, such as misuse, remain. The competitive landscape may also be affected as AI technologies evolve, potentially rendering certain investment products or services obsolete. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.

Derivatives. A derivative is any financial instrument whose value is derived from the value of other assets (such as stocks), reference rates or indices. Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Portfolio to enter into derivative transactions and other leveraged transactions. Derivative transactions are defined by Rule 18f-4 to include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) any reverse repurchase agreement or similar financing transaction, if the Portfolio elects to treat them as derivatives transactions; and (iv) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet certain requirements.

Unless the Portfolio qualifies as a Limited Derivatives User (defined below), Rule 18f-4 requires the Portfolio to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the Securities and Exchange Commission (“SEC”) and the public regarding the Portfolio’s derivatives activities. In addition, the Derivatives Rule establishes limits on the derivatives transactions that the Portfolio may enter into based on the value-at-risk (“VaR”) of the Portfolio inclusive of derivatives. The Portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Portfolio’s own portfolio absent derivatives holdings, as determined by the Portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If the Portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Portfolio may instead comply with the Absolute VaR Test. The Portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Portfolio’s net assets.

The Portfolio is not required to comply with the above requirements if it adopts and implements written policies and procedures reasonably designed to manage the Portfolio’s derivatives risk and its derivatives exposure does not exceed 10 percent of its net assets (as calculated in accordance with Rule 18f-4) (a “Limited Derivatives User”). The Portfolio is not classified as a Limited Derivatives User under Rule 18f-4.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If the Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict the Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Russian Securities. In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of the Portfolio to price, buy, sell, receive or deliver those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which the Portfolio invests. Any or all of these actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including the Portfolio, that have exposure to Russian investments.

Chinese Securities. The Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and Coronavirus. Such health crises could exacerbate political, social, and economic risks previously mentioned. These and other factors could have a negative impact on the Portfolio’s performance and increase the volatility of an investment in the Portfolio.

In addition, trade tensions between the United States and China have raised concerns about economic stability, with both countries implementing increased tariffs on each other’s imports. This situation has created uncertainty regarding the success of trade negotiations and the potential for a prolonged trade war, which could negatively impact global economic conditions. China’s growing trade surplus with the United States has heightened the risk of trade disputes, potentially leading to significant reductions in international trade and adverse effects on China’s export industry. The imposition of tariffs and trade restrictions could also negatively impact the economies and financial markets of Hong Kong and Taiwan. These and other factors could have a negative impact on the Portfolio’s performance and increase the volatility of an investment in the Portfolio.

Stock Connect. The Portfolio may invest in eligible exchange-traded funds and local equity Chinese securities (“China A-Shares”) of certain Chinese-domiciled companies (together, “Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in Stock Connect Securities through a Stock Connect. Stock Connect Securities may only be bought from, or sold to, the Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. The China A-Shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. In addition, same day trading is not permitted on the China A-Shares market, which may inhibit the Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit the Portfolio’s ability to dispose of its China A-Shares purchased through a Stock Connect in a timely manner.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through Stock Connects is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for Stock Connect Securities through a Stock Connect will be rejected, which could adversely affect the Portfolio’s ability to pursue its investment strategy. Stock Connect Securities purchased through a Stock Connect may only be sold through a Stock Connect and are not otherwise transferrable. Although Stock Connect Securities must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible Stock Connect Securities through a Stock Connect must be settled in Renminbi (“RMB”), the Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring Stock Connect Securities obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Portfolio’s investments. If the Portfolio holds a class of shares denominated in a local currency other than RMB, the Portfolio will be exposed to currency exchange risk if the Portfolio converts the local currency into RMB for investments in China A-shares. The Portfolio may also incur conversion costs.

The Portfolio’s Stock Connect Securities are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Portfolio. The exact nature and rights of the Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.

Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. Most ETFs are investment companies, and, therefore, the Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads.

Fixed Income Securities. The Portfolio may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investor Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadviser will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the Appendix for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in a reference rate such as the Secured Overnight Financing Rate (“SOFR”).

Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in the Portfolio’s principal investment strategies or as determined by the Subadviser, the Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank.

The Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective, investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and the Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that the Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolio also may be subject to currency exposure independent of its securities positions.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. The Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Hybrid Instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the Commodity Futures Trading Commission (“CFTC”) (which generally regulates the trading of commodity interests by U.S. persons), the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.

Hybrid instruments include Participation Notes and Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Portfolio to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects the Portfolio that holds them to counterparty risk (and this risk may be amplified if the Portfolio purchases P-notes from only a small number of issuers).

Hybrid Instruments also include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio’s investments in these Structured Securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed- or floating-rate of interest equivalent to a high-rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of the Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of the Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits the Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating portfolios, including the requirement that no portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating portfolios from a typical bank for a comparable transaction. In addition, the Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating portfolios. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolio, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolio has implemented its liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews the Portfolio’s liquidity risk and classifies each investment held by the Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of the Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Portfolio can expect to be exposed to greater liquidity risk.

Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Subadviser to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating their NAV.

The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolio, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.

Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The Portfolio also may invest in privately issued mortgage-backed securities, which are not backed by the U.S. Government or guaranteed by any issuing agency. Volatility in the market for privately issued mortgage-backed securities and concomitant issues regarding the value and liquidity of these instruments may adversely impact the assets of the Portfolio.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Portfolio may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers Home Administration, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

Although the U.S. government has provided financial support to FHLMC and FNMA, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Other types of mortgage-backed securities include:

Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”) represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.

The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which the Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Portfolio’s yield.

Newly Developed Securities. The Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. The Portfolio may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease the Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of the Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.

Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies are generally traded in the OTC market. Risks to the Portfolio of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer which will require the holder to settle the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Options can be either purchased or written (i.e., sold). A call option written by the Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, the Portfolio may only write call options up to 25% of its total assets.

A put option written by the Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for the Portfolio through the premiums received. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The following is more detailed information concerning options on securities, commodity options, futures and options on futures:

Options on Securities. When the Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Portfolio may also write call options that are cash settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, the Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If the Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.

When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). The Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if the Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash settled, an obligation to settle by paying the intrinsic profit. The premium the Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash settled, the difference between the specified prices does not exceed the specified difference). However, the Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.

The Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. The Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment the Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by the Portfolio.

Buying a put on an investment the Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Portfolio might be able to exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Under Rule 18f-4, the Portfolio is limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio is required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.

In the case of a listed put option, as long as the obligation of the Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. The Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which the Portfolio liquidates the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option on a security gives the Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by the Portfolio. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to the Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.

Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When the Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When the Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options subjects the Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if the Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing available cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Options on securities are subject to position limits and exercise limits established by the exchanges, the Options Clearing Corporation and the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that the Portfolio may enter into or exercise.

Futures. The Portfolio may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time with the goal of enhancing return. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities (or other) markets, referred to as the “cash” markets. Upon entering into a Futures transaction, the Portfolio is required to deposit initial margin equal to a percentage (generally less than 10%) of the contract value with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Portfolio would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Portfolio would be required to pay or receive cash equal to the intrinsic profit in the contract.

The primary risk to the Portfolio of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying instrument. Futures involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid market for a Future and, as a result, the Portfolio may be unable to close out its contracts at a time that is advantageous. In addition, if the Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to liquidate other investments, including at disadvantageous times.

Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is generally more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect the Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, the Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Foreign currency futures contracts provide similar economics to Forward Contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.

Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.

The Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by the Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Commodity Exchange Act Regulation. The Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolio, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, the Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.

The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.

Other Investment Companies. The Portfolio may invest in securities of other investment companies, including ETFs, up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits the Portfolio from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of the Portfolio’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Portfolio is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent the Portfolio has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Portfolio will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk. See also “Exchange Traded Funds.”

Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heightened uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); trade wars; infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolio’s portfolios more challenging.

Recent political and diplomatic events within the United States, such as a contentious political environment, changes in party control, budget disagreements, and debt ceiling threats, may significantly impact investor confidence and financial markets. Additionally, concerns about the U.S. Government’s credit quality or a potential default could lead to increased market volatility, higher interest rates, and reduced liquidity in U.S. Treasury securities, with severe consequences for both the U.S. and global economies. Changes in U.S. policy, such as the implementation of tariffs and other trade-related initiatives, could disrupt global markets, increasing economic and market risks, among others. Trade disputes and retaliatory actions, like embargoes, may reduce company profitability, decrease international trade, and negatively impact global economic growth, with unpredictable duration and extent, potentially causing significant market disruptions and affecting certain industries, global supply chains, inflation, and growth.

In addition, a number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Brexit/European Union

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (commonly referred to as “Brexit”). This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in the Portfolio. The full scope and nature of the consequences of Brexit are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.

Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Russian Invasion of Ukraine

In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolio is currently restricted from trading in Russian securities, including those in its portfolio. In addition, certain index providers have removed Russian securities from their indices, some of which may be designated as benchmarks for the Portfolio. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against the Portfolio’s benchmark index or, for index funds, the correlation between a portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or the Portfolio’s ability to trade in Russian securities will resume. Even if the Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect the Portfolio’s performance and the value and liquidity of an investment in the Portfolio.

See “Emerging Markets - Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.

Israel-Hamas War and Other Conflicts in the Middle East

The ongoing conflict between Israel and Hamas, which began in October 2023, presents significant risks to the global economy and financial markets. The hostilities have led to increased market volatility, particularly affecting sectors such as oil and natural gas, and have disrupted global supply chains. The unpredictable duration and potential escalation of the conflict pose further risks to regional and global economies.

Additionally, other Middle Eastern conflicts, including, but not limited to, tensions with Iran and instability in Lebanon, Syria, Yemen, Iraq and Afghanistan, contribute to broader geopolitical tensions and economic uncertainties. These conflicts, along with the Israel-Hamas war, have the potential to cause significant market disruptions and affect investor confidence.

Infectious Illness

The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by infectious illnesses may exacerbate other pre-existing political, social and economic risks in certain countries, and the impact of an outbreak may last for a prolonged period of time.

Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that epidemics or pandemics will not disrupt the operations of the Portfolio and its service providers. These disruptions could adversely affect the Portfolio and its shareholders.

Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or the Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision.

Rule 18f-4 under the 1940 Act permits the Portfolio to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided the Portfolio either complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate or treats such transactions as derivatives transactions under Rule 18f-4. See “Derivatives” above and “Investment Restrictions” below.

Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser or the Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Rule 18f-4 under the 1940 Act permits the Portfolio to enter into when-issued or forward-settling securities, such as roll transactions, and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.

Securities Lending. Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities in amounts up to 33 1⁄3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, the Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that the Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.

Since voting or consent rights that accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.

The Portfolio may lend securities; however, at the present time it does not engage in securities lending.

Short Sales. Short sales in securities are effected by selling a security that the Portfolio does not own but which it borrows. To complete a short sale, the Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Short sales in debt securities are generally effected through reverse repurchase transactions. Under a reverse repurchase transaction, the Portfolio would sell a bond to a counterparty for cash and an agreement to resell the bond to the Portfolio at an agreed price. Reverse repurchase transactions subject the Portfolio to substantially the same risks as short sales of equity securities.

The Portfolio may engage in short sales “against the box.” A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for U.S. federal income tax purposes. The Portfolio will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box. The Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.

The Derivatives Rule treats short sales of securities as derivatives and subjects such transactions to the VaR limits, unless the Portfolio entering into such transactions is a Limited Derivatives User. In addition, the Derivatives Rule treats certain securities lending transactions entered into by the Portfolio to facilitate short sales, fails or similar transactions by third parties as transactions that are similar to reverse repurchase transactions and as senior securities, as described in Section 18 of the 1940 Act. Rule 18f-4 limits the ability of the Portfolio to enter into short selling transactions and may limit its ability to lend portfolio securities, unless the collateral for such transactions was limited to cash and cash equivalents.

Short-Term Investments. The Portfolio may invest in short-term investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by the Portfolio during periods when the Adviser or Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Common short-term investments include, but are not limited to:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations. Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.

Commercial Paper. Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.

Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.

The Portfolio may purchase ECNs only if judged by the Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by S&P and by Moody’s, or (b) deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Portfolio. No more than 5% of the Portfolio’s assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Portfolio’s assets or $1 million may be invested in such securities of any one issuer. See the Appendix for a description of the ratings. The Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

Variable Amount Master Demand Notes. Variable amount master demand notes permit the Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or the Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or the Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P and the Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes. The Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities. Debt securities maturing generally within 12 months of the date of purchase and include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. The Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or the Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Portfolio’s money is invested in the security. Whenever the Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swaps.

Basis Swap. A basis swap is an interest rate swap where two floating-rate securities are exchanged between parties. In these swaps, the floating rates are based on two different rate sources.

Credit Default Swaps, Inflation Swaps, Total Return Swaps, Interest-Rate Swaps, Options on Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. The Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest-rate swaps are either individually negotiated, or certain swaps are standardized and must be executed on an electronic trading facility or exchange and centrally cleared. However, in each case, the Portfolio expects to achieve an acceptable degree of correlation between its respective portfolio investments and their interest-rate positions. The Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make, if any. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. To the extent interest rate, mortgage, and credit swaps and interest rate caps, floors and collars are individually negotiated or, if centrally cleared, are correlated to the Portfolio’s investment positions, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions. The Portfolio will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Fitch Ratings, Inc. (“Fitch”) or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the Subadviser.

Credit Default Swaps. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash-settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally receives the difference in value between the full notional value of the swap and the value of an equal face amount of deliverable obligations of the reference entity based on a settlement mechanic operated by ISDA. As a seller, the Portfolio generally receives an upfront payment or a fixed-rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the settlement amount of the swap.

Credit default swap agreements involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio).

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which the Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.

Inflation Swaps. Inflation swap agreements are contracts, regulated as swaps by the CFTC, in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index (“CPI”), over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Options on Swaps. The Portfolio may enter into swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Swaptions are regulated by the CFTC as swaps.

Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

Total Return Swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

U.S. Government Securities. U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

U.S. Treasury Inflation Protection Securities. U.S. Treasury inflation protection securities are issued by the Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

When-Issued, Delayed-Delivery and Forward Commitment Securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolio will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio may realize capital gains or losses in connection with these transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Rule 18f-4 under the 1940 Act permits the Portfolio to enter into when-issued or forward-settling securities and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.

Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which the Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflect a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.

These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.

SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Portfolio’s entering into a closing transaction.

A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by the Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio’s NAV being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.

Transactions in listed options on futures by the Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”), enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the U.S. Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that the Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral the Portfolio is required to provide and the costs associated with OTC derivatives transactions.

In addition, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to the Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, the Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for the Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which the Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If the Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolio as market changes continue to be implemented.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits. These rules impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. The Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to the Portfolio.

As noted above in “Derivatives,” the Derivatives Rule imposes limits on the amount of derivatives the Portfolio may enter into, treats derivatives as senior securities, and requires portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In 2020, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolio upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.

All of these regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.

Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. If the Adviser’s or the Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities.

If the Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

INVESTMENT RESTRICTIONS

The Trust, on behalf of the Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolio’s borrowing policy and illiquid security policy.

Fundamental Investment Restrictions Applicable to the Portfolio

The Portfolio may not:

1.

Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

The Portfolio’s fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.

With respect to fundamental investment restriction number 1 above, the 1940 Act permits the Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit the Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.

With respect to fundamental investment restriction number 2 above, the 1940 Act permits the Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. If the Portfolio engages in transactions involving the acquisition or disposition of portfolio securities, it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent the Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to fundamental investment restriction number 3 above, the 1940 Act permits the Portfolio to make loans within certain limits. The fundamental investment restriction permits the Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolio does not, and does not expect to, engage in the lending of securities. If in the future, the Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent the Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.

With respect to fundamental investment restriction number 4, the 1940 Act prohibits the Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that the Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. The Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit the Portfolio from owning real estate; however, the Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits the Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit the Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit the Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, the Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits the Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If the Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.

With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolio as to how to classify issuers within or among industries.

Diversification

The Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

TRUSTEES AND OFFICERS OF THE TRUST

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by the Distributor and other affiliates of SunAmerica.

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Tracey C. Doi 1961	Trustee	2021 – Present	Controller, Vice President, Toyota Motor Sales (2000- 2003); Chief Financial Officer, Group Vice President of Toyota Motor North America (2003-2023); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 50/50 Women on Boards (nonprofit leadership organization) (2017- Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020- Present).	78	Director, Pentair (sustainable water solutions) (August 2023-Present); Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).
Jane Jelenko 1948	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	78	Director, Cathay General Bancorp and Cathay Bank (banking) (2012-2018); Director, Countrywide Bank (banking) (2003-2008).
Christianne F. Kerns 1958	Trustee	2023 –Present	Managing Partner (2020- Present), Partner (2004- Present), Hahn & Hahn LLP (law firm).	78	None.
Charles H. Self III 1957	Trustee	2021 –Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021).	78	None.

Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Martha B. Willis 1960	Trustee	2023 – Present	Senior Advisor, Wilson Dichiara (November 2024- Present); Independent Director, EQ Private Equity Operating Company (October 2024-Present); Senior Advisor, KPMG US (September 2022-July 2024); Executive Vice President, Chief Marketing Officer of TIAA (June 2020-March 2022); Executive Vice President, Chief Marketing Officer, Nuveen (May 2016- June 2020); Board Member, Nuveen UCITS funds (2019- 2021).	78	None.
Bruce G. Willison 1948	Trustee and Chairman	2001 – Present	Chairman of Tyfone, Inc. (2018-Present); Chairman of Catholic Schools Collaborative (2011- Present); Director of Specialty Family Foundation (2013-Present)	78	Director, Grandpoint Bank (banking) (2011-Present); Director, Move, Inc. (internet real estate site) (2003-Present); Director of NiQ (2016-2020).
Interested Trustee
John T. Genoy[5] 1968	President and Trustee	2021 –Present	President (2021-Present), Chief Operating Officer (2006-Present), Chief Financial Officer and Director (2002-2021) and Senior Vice President (2004- 2021), SunAmerica.	78	None.

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (59 portfolios); SST (19 portfolios); and VALIC Company I (36 funds).

[3]	Number includes the Trust (59 portfolios) and SST (19 portfolios).
[4]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

[5]	Mr. Genoy is considered to be an Interested Trustee based on his positions with SunAmerica.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Gregory R. Kingston 1966	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014 – Present

Vice President (1999-Present), Head of Mutual Fund

Administration (2014-Present), SunAmerica; Director,

Corebridge Capital Services, Inc. (2021-Present); Treasurer,

SunAmerica Series Trust, Seasons Series Trust and VALIC

Company I (2014-Present).

Christopher C. Joe 1969	Chief Compliance Officer and Vice President	2017 –Present	Chief Compliance Officer, Seasons Series Trust, SunAmerica Series Trust and VALIC Company I (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-2019).

Gregory N. Bressler 1966	Vice President and Assistant Secretary	2005 – Present	Chief Investments Counsel, Corebridge (2023-Present); Assistant Secretary (2021-Present), Senior Vice President (2005-Present) and General Counsel (2005-2023), SunAmerica.

Kathleen D. Fuentes 1969	Chief Legal Officer, Vice President and Secretary	2015 – Present	Senior Vice President and General Counsel (2023-Present), Vice President and Chief Legal Officer (2006-2023), SunAmerica.

Matthew J. Hackethal 1971	Anti-Money Laundering Compliance Officer	2006 – Present	Chief Compliance Officer (2006-Present) and Vice President (2011-Present), SunAmerica.

Donna McManus 1961	Vice President and Assistant Treasurer	2014 – Present	Vice President, SunAmerica (2014-2021).

Shawn Parry 1972	Vice President and Assistant Treasurer	2014 – Present	Vice President (2014-Present), SunAmerica.

Salimah Shamji 1971	Vice President	2020 – Present	Vice President, SunAmerica (2008-Present).

Christopher J. Tafone 1975	Vice President and Assistant Secretary	2021 – Present (Vice President); (2016-Present) (Assistant Secretary)	Vice President, SunAmerica (2016-Present); Associate General Counsel, Corebridge (2016-Present).

Leadership Structure of the Board

Overall responsibility for oversight of the Trust and its portfolios rests with the Board. The Trust, on behalf of the Portfolio, has engaged SunAmerica and the Subadviser to manage the Portfolio on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadviser and any other service providers in the operations of the Portfolio in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and the Portfolio’s investment objective and strategies. The Board is presently comprised of seven members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The

Independent Trustees also meet at least quarterly in executive sessions, at which no Interested Trustee is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolio, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolio with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolio’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolio is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolio and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolio’s investment management and business affairs, and also by the Portfolio’s Subadviser and other service providers in connection with the services they provide to the Portfolio. Each of SunAmerica, the Subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolio, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Portfolio’s other service providers (including the Portfolio’s distributor and transfer agent), the Portfolio’s Chief Compliance Officer, the independent registered public accounting firm for the Portfolio, legal counsel to the Portfolio, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolio. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Independent Trustees

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of Cathay General Bancorp and Cathay Bank, the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She is an expert in corporate governance, regularly advising boards and CEOs regarding management issues and initiatives, fiduciary duties and conflicts of interest.

Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.

Martha B. Willis. Ms. Willis has served as a Trustee since 2023. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of OppenheimerFunds from 2009 to 2016.

The Board has adopted the Independent Trustee Retirement Policy under which Independent Trustees retire from service as Independent Trustees at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved and agreed to by the Board and the retiring Independent Trustee.

Interested Trustee

John T. Genoy. Mr. Genoy has served as a Trustee since 2021. He currently serves as President and COO of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Effective January 1, 2024, the annual fee paid to each Independent Trustee is $240,000. Trustees are compensated $3,000 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $85,000. These expenses are allocated on the basis of the relative net assets of each portfolio of the Annuity Funds. Mr. Genoy, who is an interested Trustee by virtue of his employment relationship with SunAmerica, receives no remuneration from the Trust.

Each Independent Trustee serves on each Committee of the Board and Mr. Genoy serves on the Ethics Committee. Members of each Committee serve without compensation, except that Ms. Jelenko, as Audit Committee Chair, receives an additional retainer fee of $20,000 and Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $12,500.

The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolio’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolio and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended December 31, 2024.

The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 2 times during the fiscal year ended December 31, 2024.

The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met 3 times during the fiscal year ended December 31, 2024.

As of June 30, 2025, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of the Portfolio of the Trust.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Tracey C. Doi	0	0
Jane Jelenko	0	0
Christianne F. Kerns	0	0
Charles H. Self III	0	0
Martha B. Willis	0	0
Bruce G. Willison	0	0
Interested Trustee
John T. Genoy	0	0

1	Includes the value of shares beneficially owned by each Trustee in each portfolio of the Trust.
2	Includes the Trust (61 portfolios) and SST (19 portfolios).

As of December 31, 2024, no Independent Trustee nor any of his/her immediate family members owned beneficially or of record any securities of the Adviser, the Subadviser or the Distributor, or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Trustees

The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AGL or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2024.

Name of Trustee	Aggregate Compensation from the Portfolio in this SAI	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Tracey C. Doi	$5,361	—	$255,500
Jane Jelenko	5,518	—	263,000
Christianne F. Kerns	5,099	—	243,000
Charles H. Self III	5,099	—	243,000
Martha B. Willis	5,099	—	243,000
Bruce G. Willison	6,882	—	328,000

1	As of December 31, 2024, the Fund Complex included the Trust (61 portfolios), VALIC Company I (36 funds), and SST (19 portfolios).

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Trust, on behalf of the Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is an indirect, wholly-owned subsidiary of Corebridge.

Terms of the Advisory Agreement

The Advisory Agreement provides that SunAmerica shall act as investment adviser to the Portfolio, manage the Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The Advisory Agreement, after initial approval with respect to the Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to the Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or the Portfolio, or to any other person, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Advisory Fees

As compensation for its services, the Adviser receives from the Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:

Fee Rate (as a % of average daily net asset value)
.625% on the first $200 million
.575% on the next $300 million
.500% thereafter

The following table sets forth the total advisory fees received by SunAmerica from the Portfolio pursuant to the Advisory Agreement for the last three fiscal years:

2024	2023	2022
$6,550,962	$7,097,286	$7,967,611

The following table sets forth the advisory fees retained by SunAmerica with respect to the Portfolio after paying all subadvisory fees to Wellington Management Company LLP (“Wellington Management”)* for the past three fiscal years:**

2024		2023		2022
% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
0.43%	$5,260,770	0.43%	$5,697,829	0.43%	$6,394,089

*	Prior to July 28, 2025, Wellington Management served as the subadviser to the Portfolio.
**	The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.

SUBADVISORY AGREEMENT

GSAM acts as Subadviser to the Portfolio pursuant to the Subadvisory Agreement with SunAmerica. Under the Subadvisory Agreement, the Subadviser manages the investment and reinvestment of the assets of the Portfolio. The Subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadviser’s fees. Prior to July 28, 2025, Wellington Management served as the subadviser to the Portfolio.

GSAM is a Delaware limited partnership. The Subadvisory Agreement, after initial approval with respect to the Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to the Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolio, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

SunAmerica may terminate the Subadvisory Agreement with the Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolio with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolio’s shareholders have approved the Portfolio’s reliance on the no-action relief. SunAmerica will determine if and when the Portfolio should rely on the no-action relief.

SunAmerica pays the Subadviser to the Portfolio a monthly fee with respect to the Portfolio computed on average daily net assets. As noted above, SunAmerica has received an exemptive order that, among other things, permits the Trust to disclose to shareholders subadvisory fees only in the aggregate for the Portfolio. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Subadviser for the Portfolio may vary according to the level of assets of the Portfolio.

As of the date of this SAI, SunAmerica has not paid GSAM any subadvisory fees with respect to the Portfolio. The following table sets forth the aggregate subadvisory fees paid to Wellington Management by SunAmerica with respect to the Portfolio for the last three fiscal years ended December 31.

2024		2023		2022
% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
0.11%	1,290,192	0.11%	1,399,457	0.11%	1,573,522

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Portfolio, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of March 31, 2025 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in millions in such accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.

Subadviser	Portfolio Managers	Other Accounts (As of March 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions
GSAM	Peter Stone	103	$488,179	493[1]	$399,599[1]	49,757	$720,342
	Rob Pyne	103	$488,179	493[1]	$399,599[1]	49,757	$720,342
	Jon Calluzzo	11	$11,630	15	$13,866	2,004	$111,651

1

In addition to the above, the portfolio manager also managed 6 pooled investment vehicles and 7 other accounts with $762 million and $4,496 million in assets, respectively, for which the advisory fee was performance based.

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolio. In certain instances, conflicts may arise in their management of the Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Portfolio and such Other Client Accounts.

•

Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or the Subadviser, as applicable) may determine that there is a security that is suitable for the Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within the Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolio and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolio and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of the Portfolio and Other Client Accounts if the Portfolio and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on the Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadviser’s code of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolio, investments and such Other Client Accounts.

Compensation

Pursuant to the Subadvisory Agreement, the Subadviser is responsible for paying its own expenses in connection with the management of the Portfolio, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers is described below.

GSAM.

Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance; his or her contribution to the overall team performance; the performance of GSAM and The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”); the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance based fees; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded in part for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Portfolio is Bloomberg U.S. Government/Mortgage Index.

The discretionary variable compensation for Portfolio Managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective(s) of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, Portfolio Managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain Portfolio Managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a Portfolio Manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning Portfolio Manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).

Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including: (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Portfolio Managers

As of the date of this SAI, none of the Portfolio Managers had any ownership interest in the Portfolio.

PERSONAL SECURITIES TRADING

The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolio. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolio and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.

The Subadviser has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of the Subadviser’s Code of Ethics by employees that provide direct services to the Portfolio or those that involve the Portfolio are reported to the Board.

DISTRIBUTION AGREEMENT

The Trust, on behalf of the Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect wholly-owned subsidiary of Corebridge, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolio. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to the Portfolio, for distribution to persons who are not shareholders of the Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolio, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to the Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to the Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

RULE 12b-1 PLANS

The Board has adopted a Rule 12b-1 Plan for Class 1 shares (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolio’s Class 2 and Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.

Account Maintenance and Service Fees

The following table sets forth the account maintenance and service fees paid by the Portfolio with respect to Class 2 and Class 3 shares for the fiscal year ended December 31, 2024.

2024
Class 2	Class 3
$20,371	$1,340,522

Continuance of the 12b-1 Plans with respect to the Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of the Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to the Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to the Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Since the shares of the Portfolio are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements and to funds-of-funds, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.

Under the Internal Revenue Code of 1986, as amended (the “Code”), the Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, the Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.

Certain of the Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which the Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as the Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.

The Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.

If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Further, if the Portfolio should fail to qualify as a regulated investment company, the Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, the Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, the Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with U.S. Treasury Department regulations promulgated under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

The Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if the Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable U.S. Treasury Department requirements regarding investor control. If the Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.

The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Portfolio will be subject to special tax rules. These rules may accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by the Portfolio.

In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that the Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by the Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Portfolio from transactions in OTC options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by the Portfolio from transactions in OTC options purchased by the Portfolio generally has the same character as the property to which the option relates as in the hands of the Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by the Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of the Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by the Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, the Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when the Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by the Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, the Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, the Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

For the fiscal year ended December 31, 2024, the Portfolio had the following capital loss carry-forwards:

Unlimited Loss Carry-Forward*
ST	LT
92,107,438	108,828,483

*

The Portfolio had a change in ownership as defined in the Code section 382 during the fiscal year ended December 31, 2024. The capital loss carryforwards may be subject to limitations pursuant to applicable federal income tax regulations.

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known.

If the Portfolio receives dividend income from U.S. sources, it will annually report certain amounts of its dividends paid as eligible for the dividends-received deduction, and if the Portfolio incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the Life Companies will not be passed to you or the Portfolio.

PORTFOLIO TURNOVER

The Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. The Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. The Portfolio offers Class 1, Class 2 and/or Class 3 shares.

Some of the more significant provisions of the Trust’s Declaration are described below. The descriptions of these provisions are qualified in their entirety by reference to the Declaration, which is incorporated herein by reference to this registration statement.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any portfolio or class. These provisions would permit a portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

All shareholders of record of all portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more portfolios or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal rights with respect to their shares, and except as the Trustees may determine, are not entitled to preemptive, conversion, exchange or similar rights. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Portfolios and Classes

The Declaration provides that the Trustees may establish portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the portfolios and classes. The Trustees may change any of those features, terminate any portfolio or class, combine portfolios with other portfolios in the Trust, combine one or more classes of a portfolio with another class in that portfolio or convert the shares of one class into shares of another class.

Each share of the Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any portfolio, in connection with the affairs of the Trust or any portfolio, and that a Trustee, officer or employee is liable to the Trust and any portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.

The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.

Derivative and Direct Actions

The Declaration provides a detailed process for the bringing of actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected portfolio.

The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected portfolio, generally. If a derivative or direct action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.

The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts (Boston Division) or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

The classes of shares of a given portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.

Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of SST and the Trust’s Allocation Portfolios for which SunAmerica serves as investment adviser and that are managed as “funds of funds.” As of June 30, 2025, the ownership of the Portfolio’s shares is as follows:

Class	AGL	Nassau	USL	VALIC	Allocation Portfolios	SDAP	SDSP	Seasons Managed Allocation Portfolios
Class 1	7.91%	0.03%	0.18%	0.00%	11.08%	61.42%	19.38%	0.00%
Class 2	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Class 3	93.56%	0.00%	5.69%	0.00%	0.00%	0.00%	0.00%	0.00%

AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. Nassau’s address is 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. USL’s address is One World Financial Center, 200 Liberty Street, New York, New York 10281. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. The Allocation Portfolios, each a series of the Trust, consist of SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio and their address is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367. SDAP and SDSP are each a series of the Trust and their address is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367. The Seasons Managed Allocation Portfolios, each a series of SST, consist of SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio and their address is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367.

PRICE OF SHARES

Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies and to funds-of-funds. The Trust is open for business on any day the New York Stock Exchange (“NYSE”) is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolio’s policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with the Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with the Portfolio’s pricing procedures adopted by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a pricing service approved by the valuation designee. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Portfolio may hold or, from time to time, transact in such securities in smaller, odd lot sizes in which case they may be fair valued in accordance with pricing procedures adopted by the Board.

Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a loan pricing service approved by the valuation designee.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.

Each business day, the Portfolio’s NAV is transmitted electronically to insurance companies that use the Portfolio as an underlying investment option for Variable Contracts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser or the Subadviser is responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or the Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for the Portfolio.

A factor in the selection of brokers is the receipt of research services-analyses and reports concerning markets, issuers, industries, securities, economic factors and trends-and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or the Subadviser.

The Adviser or the Subadviser may cause the Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or the Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or the Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or the Subadviser by a broker. The Adviser or the Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or the Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker-dealers with or through whom the Adviser or the Subadviser places the Portfolio’s portfolio transactions, the Adviser or the Subadviser may be relieved of expenses it might otherwise bear. The Adviser or the Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or the Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or the Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser or the Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including the Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or the Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by the Portfolio are not reduced because the Adviser or the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or the Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or the Subadviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser or the Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by the Portfolio and one or more other accounts or investment companies that the Adviser or the Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or the Subadviser. The Adviser or the Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent the Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of the Portfolio.

Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When the Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When the Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser or the Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Commission Recapture Program. The Trust has established a commission recapture program. The Board determined that a commission recapture program is in the best interest of the Portfolio and its shareholders and therefore has conveyed that information to the Subadviser. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the Portfolio. The Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, the Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for the Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.

For the fiscal year ended December 31, 2024, the Portfolio did not have any commission recapture activity.

Brokerage Commissions

During the last three fiscal years ended December 31, the Portfolio did not pay brokerage commissions.

In addition, for the fiscal year ended December 31, 2024, the Portfolio did not direct any portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to Wellington Management:

The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

The following table sets forth the value of the Portfolio’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of December 31, 2024.

Broker Dealer	Value (000’s)	Debt/Equity

Bank of America Corp.	$3,552	Debt
Barclays Capital, Inc.	$2,170	Debt
BNP Paribas SA	$2,170	Debt
Deutsche Bank AG	$2,495	Debt
Morgan Stanley	$2,267	Debt
RBS Securities, Inc.	$2,495	Debt
Wells Fargo & Co.	$11,946	Debt
RBS Securities, Inc.	$330	Debt

The Adviser and the Subadviser and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more portfolios of the Trust. Such accounts may or may not be in competition with the Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio.

If determined by the Adviser or the Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadviser may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding the Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

It is possible that the Portfolio’s holdings may include securities of entities for which the Subadviser or its affiliate performs investment banking services as well as securities of entities in which the Subadviser or its affiliate makes a market. From time to time, such activities may limit the Portfolio’s flexibility in purchases and sales of securities. When the Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

FINANCIAL STATEMENTS

The Portfolio’s audited financial statements are incorporated into this SAI by reference to the Trust’s Annual Financial Statements and Other Information for the fiscal year ended December 31, 2024, as filed with the SEC on Form N-CSR (the “Annual Report”). You may request a copy of the 2024 Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

GENERAL INFORMATION

Custodian

State Street, One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

Transfer Agent

VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.

Independent Registered Public Accounting Firm and Legal Counsel

PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.

Reports to Shareholders

Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolio, financial statements and other information.

Disclosure of Portfolio Holdings Policies and Procedures

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its participants) are met, the Trust does not provide or permit others to provide information about the Portfolio’s holdings on a selective basis.

The Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. The Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. The Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of the Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding the Portfolio’s top ten holdings (including name and percentage of the Portfolio’s assets invested in each holding) and the percentage breakdown of the Portfolio’s investments by country, sector and industry, as applicable. This information and marketing communications (including printed advertising and sales literature) are generally made available at https://portal.annuities.corebridgefinancial.com/annuities/products/public/ performance/landingpage# or online through the internet websites of the life insurance companies offering the Portfolio as an investment option and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of

SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolio’s operation or useful to the Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.

The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolio’s participants and the Portfolio’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolio’s operation or useful to the Portfolio’s participants without compromising the integrity or performance of the Portfolio.

Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolio by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolio’s holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolio. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolio are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolio and its participants.

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Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the Portfolio on a daily basis. In the event the Portfolio is managed by more than one subadviser, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event the Subadviser is engaged to assume subadvisory duties of the Portfolio, the Trust routinely discloses portfolio holdings information to the Subadviser prior to its assumption of duties.

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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolio’s financial statements. PwC does not disclose to third parties information regarding the Portfolio’s holdings.

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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolio’s financial statements. E&Y does not disclose to third parties information regarding the Portfolio’s holdings.

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State Street. State Street, as custodian to the Portfolio, has daily access to the entire holdings of the Portfolio. State Street does not disclose or release information regarding the Portfolio’s holdings except as instructed by the Portfolio.

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Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Portfolio’s asset class and category in order to place the Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of the Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

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Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolio is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

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S&P. The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Portfolio’s asset class and category in order to place the Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of the Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

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Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

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Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for the Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.

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CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by Portfolio Managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.

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BarraOne. BarraOne is used for Market Risk analysis and Portfolio Attribution. On a daily basis, data is transferred to BarraOne via Secure File Transfer Protocol (SFTP). BarraOne uses the positions with its risk models and attribution engine to generate risk and attribution measures. BarraOne provides asset class risk analytics, stress testing, and performance attribution, helping users identify the fundamental market characteristics driving volatility.

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RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.

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Eagle PACE. Eagle PACE is used on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to downstream systems for performance, risk, compliance, websites and client reporting.

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Eagle Star. Eagle STAR is the North American Investment Book of Records (IBOR). On an intraday basis, trades and transactions are sent into Eagle STAR. Eagle STAR will then apply the transaction/trade to funds and real-time positions are maintained. All types of equity and FX transactions/positions are sent to Eagle STAR. This includes start of day (SOD) positions and end of day (EOD) positions.

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SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations.

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Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.

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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after the Portfolio’s fiscal quarter. Financial printers assist the Portfolio with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

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Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolio on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose the Portfolio’s holding information publicly.

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Abel Noser Solutions, LLC (“Abel Noser”). State Street provides purchase and sale information with respect to the Portfolio’s equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Abel Noser analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolio and Abel Noser does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Abel Noser includes a confidentiality clause.

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Manhattan Creative Partners (d/b/a “Diligent”). Marketing may provide Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent also hosts the Board’s online meeting materials.

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Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolio and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.

•

SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolio in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadviser of the Portfolio by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for the Portfolio on a daily basis.

•

Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadviser may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadviser. The information provided is subject to a legal duty of confidentiality.

Additional Information about Shareholder Voting

Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.

The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.

The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.

With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolio and the Portfolio’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolio’s subadvisers (or their designees).

SunAmerica has engaged the services of an independent proxy voting firm to provide proxy advisory and voting services in connection with Portfolio proxy voting. These services include research, vote recommendations based on applicable policies, vote execution, and reporting. The Portfolio generally holds portfolio securities as a passive investor and seeks to maximize shareholder value, but not necessarily exercise control over the issuer or otherwise advance a particular social agenda. Accordingly, the Portfolio will abstain on “environmental,” “social,” and/or “social and environmental” issue proposals unless otherwise indicated in the Policies or as determined by the Proxy Voting Committee pursuant to the Policies.

The Proxy Voting Committee’s practice is generally not to vote in circumstances where, in its determination, the cost of voting exceeds the expected benefit of voting a particular proxy. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Portfolio. Additional costs of voting securities which might outweigh the benefits include hiring a lawyer who practices law in a certain country; hiring a translator; traveling to the foreign country to vote the security in person; or costs associated with documents that may need to be consularized or apostilled, such as powers of attorney. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In addition, there may be certain circumstances where voting may be impossible or impractical, including but not limited to: sufficient information about a meeting proposal is not available to the Portfolio prior to the voting deadline; government sanctions are or may be in effect; and there are market-specific impediments that impair the Portfolio’s ability to cast votes, such as untimely vote cut-off dates, power of attorney and share re-registration requirements.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolio, or other sources. The Adviser or subadvisers of the Portfolio may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.

Examples of the Portfolio’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolio’s voting positions on specific matters:

•	Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information;
•	Vote for requiring annual advisory votes on compensation;
•	Vote for shareholder proposals asking that a majority or more of directors be independent;
•	Vote against proposals to classify the board; and
•	Vote case-by-case on director nominees.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.

If, however, a situation arises where a vote presents a conflict between the interests of the Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the Investment Company Act of 1940, as amended) of the Portfolio or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolio’s shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolio. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website: www.corebridgefinancial.com/getprospectus.

Board Reporting. The Portfolio’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Moody’s Global Rating Scales

Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by nonfinancial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s Global Long-Term Rating Scale:

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Global Short-Term Rating Scale:

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Bond Fund (bf) Ratings

Moody’s Bond Fund assessments are opinions of the maturity-adjusted credit quality of assets within the portfolio of a mutual fund, or similar investment vehicles that principally invest in fixed income obligations, and of the operational risk associated with managing the fund. In some cases, heightened operational risk may constrain a fund’s assessment, regardless of the quality of the assets within the portfolio. Bond Fund assessments exclude other risks, such as asset liquidity, interest rate, currency and any other market risk. The assessments also do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-bf	Bond funds assessed at Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond funds assessed at Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond funds assessed at A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond funds assessed at Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond funds assessed at Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond funds assessed at B-bf generally hold assets considered to be speculative.
Caa-bf	Bond funds assessed at Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond funds assessed at Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond funds assessed at C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.

Moody’s Money Market Fund Assessments

Moody’s Money Market Fund assessments are opinions of the investment quality of shares in mutual funds and similar investment vehicles that principally invest in short-term fixed income obligations. As such, these assessments incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The assessments are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa-mf	Money market funds assessed at Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds assessed at Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds assessed at A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds assessed at Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds assessed at B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds assessed at C-mf are unable to meet either objective of providing liquidity or preserving capital.

Moody’s Ratings as of March 24, 2025

S&P Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.

S&P Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

S&P Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating

Termination structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Interest Payment: ‘i’ inactive qualifier

This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

Public information ratings: ‘pi’ qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

S&P Ratings as of December 2, 2024

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and nonfinancial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default – including by way of a distressed debt exchange (DDE) – on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events..

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C

Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
• The formal announcement by the issuer or their agent of a DDE; and

•  A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
• An uncured payment default or DDE on a bond, loan or other material financial obligation, but
• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
• Has not otherwise ceased operating.
This would include:
• The selective payment default on a specific class or currency of debt;

•  The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For VRs, the modifiers “+” or “–” may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers “+” or “–” may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.

Fitch Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Outlooks and Watches

Rating Outlooks and Watches are mutually exclusive.

Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-government Support Ratings.

Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Outlook Revision

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating (Revision Outlook).

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Additional Usage of Primary Credit Rating Scales

Expected Ratings

Where a rating is referred to as “expected,” alternatively referred to as “expects to rate,” it will have a suffix as (EXP). This suffix indicates that the assigned rating may be sensitive to (i) finalization of the terms in the draft documents or (ii) fulfilment of other contingencies at closing. For example:

•  Expected ratings can be assigned based on the agency’s expectations regarding final documentation, typically based on a review of the draft documentation provided by the issuer. When final documentation is received, the (EXP) suffix typically will be removed and the rating updated if necessary.

•  Fitch may also employ “expects to rate” language for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure or merger).

Conversely, Fitch may choose not to append the (EXP) suffix, even if there are contingencies to fulfil, if Fitch determines that the rating is not expected to be sensitive to the manner in which, or the extent to which, any of these contingencies are fulfilled.

While ratings typically only remain as “expected” for a short time, determined by timing of transaction closure, restructuring, refinancing, corporate reorganization, etc, they may still be raised, lowered or placed on Rating Watch or withdrawn. Expected Ratings are applicable to both public and private ratings.

Private Ratings

Fitch prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as public ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings

Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings

Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings

Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings

Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions and Reviews

Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)*

Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade*	The rating has been raised in the scale.

Downgrade*	The rating has been lowered in the scale.

Reviewed - No Action*

The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a RAC will not be issued.

Matured/ Paid-In-Full*

‘Matured’—Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

‘Paid-In-Full’—Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a RAC that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. A RAC is not required when an issue has been redeemed, matured, repaid or paid in full.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. However, this is not always possible, for example if a rating is withdrawn due to a lack of information. Rating Watches are also resolved prior to or concurrent with withdrawal unless the timing of the event driving the Rating Watch does not support an immediate resolution.

Ratings that have been withdrawn will be indicated the symbol ‘WD’.

Under Criteria Observation

The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known.

Under Criteria Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria.

The status of UCO will be resolved after the application of the new or revised criteria, which must be completed within six months from the publication date of the new or revised criteria.

UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not Rated

Criteria Observation Removed

UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade; with these actions, the annual review requirement is also met.

Where a rating action has not been taken, a Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.

*A Rating Action or Review must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Rating Actions, Data Actions, or changes in rating modifiers, meet this requirement. Actions or Reviews that can meet this requirement are noted with an *.

Fitch Ratings as of June 11, 2024

PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)	(1)
Amended and Restated Declaration of Trust dated April 27, 2022. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

	(2)
Amended and Restated Establishment and Designation of Series dated May 23, 2017. Incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on August 16, 2017.

	(3)
Amended and Restated Establishment and Designation of Series dated August 9, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 23, 2018.

	(4)
Amended and Restated Establishment and Designation of Series dated December 19, 2017. Incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on February 1, 2018.

	(5)
Amended and Restated Designation of Series of Shares dated April 4, 2018. Incorporated herein by reference to
Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238)
filed on April 23, 2018.

	(6)
Amended and Restated Establishment and Designation of Series dated December 12, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on December 17, 2018.

	(7)
Amended and Restated Establishment and Designation of Series dated June 12, 2019. Incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on July 24, 2019.

	(8)
Amended and Restated Establishment and Designation of Series dated April 28, 2020. Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on July 24, 2020.

	(9)
Amended and Restated Establishment and Designation of Series dated October 12, 2020. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on January 25, 2021.

	(10)
Amended and Restated Establishment and Designation of Series dated April 27, 2021. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 30, 2021.

	(11)
Amended and Restated Establishment and Designation of Series dated May 25, 2021. Incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on May 27, 2021.

	(12)
Amended and Restated Establishment and Designation of Series dated June 27, 2022. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 27, 2023.

	(13)
Amended and Restated Establishment and Designation of Series, dated June 26, 2023. Incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on July 5, 2023.

	(14)
Amended and Restated Establishment and Designation of Series, dated April 12, 2024. Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 26, 2024.

	(15)
Amended and Restated Establishment and Designation of Series, dated April 17, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 28, 2025.

	(16)	Amended and Restated Establishment and Designation of Series, dated June 30, 2025.*
(b)
Amended and Restated By-Laws dated April 27, 2022. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

(c)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.
1

(d)	(1)
Investment Advisory and Management Agreement between the Registrant and SunAmerica Asset Management,
LLC (“SunAmerica”), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment
No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(2)
Master-Feeder Addendum to the Investment Advisory and Management Agreement, dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 28, 2025.

	(3)	Third Amended and Restated Master Advisory Fee Waiver Agreement between the Registrant and SunAmerica with respect to select Portfolios, dated July 28, 2025.*
(4)
Voluntary Advisory Fee Waiver Agreement for the SA Franklin Small Company Value Portfolio, dated January 13,
2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(5)
Voluntary Advisory Fee Waiver Agreement for the SA JPMorgan Diversified Balanced Portfolio, dated January 13,
2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(6)
Voluntary Advisory Fee Waiver Agreement for the SA VCP Dynamic Allocation Portfolio and the SA VCP
Dynamic Strategy Portfolio, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment
No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(7)
Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P., dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 28, 2025.

(8)
Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC, dated January 13,
2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(9)
First Amended and Restated Subadvisory Agreement between SunAmerica and BlackRock Investment
Management, LLC, dated April 30, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(10)
Subadvisory Agreement between SunAmerica and Brandywine Global Investment Management, LLC, dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(11)
Subadvisory Agreement between SunAmerica and Federated Investment Management Company, dated January 13,
2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

	(12)	First Amended and Restated Subadvisory Agreement between SunAmerica and FIAM LLC, dated July 28, 2025.*
(13)
Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc., dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 28, 2025.

(14)
First Amended and Restated Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc., dated
April 30, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(15)
Sub-subadvisory Agreement between Franklin Advisers, Inc. and Brandywine Global Investment Management,
LLC dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(16)
Sub-subadvisory Agreement between Franklin Advisers, Inc. and ClearBridge Investments, LLC dated January 13,
2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(17)
Subadvisory Agreement between SunAmerica and Franklin Mutual Advisers, LLC, dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 28, 2025.

	(18)	First Amended and Restated Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management, L.P., dated July 28, 2025.*
(19)
Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc., dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 28, 2025.

(20)
Subadvisory Agreement between SunAmerica and Janus Henderson Investors US LLC, dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 28, 2025.

2

(21)
Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc., dated January 13,
2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(22)
First Amended and Restated Subadvisory Agreement between SunAmerica and J.P. Morgan Investment
Management Inc., dated March 1, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(23)
Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company, dated January 13,
2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(24)
First Amended and Restated Subadvisory Agreement between SunAmerica and Massachusetts Financial Services
Company, dated April 30, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(25)
Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc., dated January 13,
2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(26)
Sub-subadvisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley
Investment Management Limited, dated January 13, 2025. Incorporated herein by reference to Post-Effective
Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
May 20, 2025.

(27)
Subadvisory Agreement between SunAmerica and Pacific Investment Management Company LLC (“PIMCO”)
dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(28)
Sub-subadvisory Agreement between PIMCO and Research Affiliates, LLC, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 28, 2025.

(29)
Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC, dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(30)
Subadvisory Agreement between SunAmerica and Putnam Investment Management, LLC, dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(31)
Subadvisory Agreement between SunAmerica and Schroder Investment Management North America Inc., dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(32)
Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder
Investment Management North America Limited, dated January 13, 2025. Incorporated herein by reference to Post-
Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(33)
Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(34)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Australia Limited on behalf of the SA T. Rowe Price VCP Balanced Portfolio, dated January 13, 2025. Incorporated herein by reference to Post-
Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(35)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. on behalf of the SA T. Rowe Price Allocation Moderately Aggressive Portfolio and the SA T. Rowe Price VCP Balanced
Portfolio, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(36)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Investment Management,
Inc. on behalf of the SA T. Rowe Price VCP Balanced Portfolio, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on April 28, 2025.

(37)
Subadvisory Agreement between SunAmerica and Wellington Management Company LLP, dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 28, 2025.

3

(e)
Distribution Agreement between the Registrant and Corebridge Capital Services, Inc., dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(f)		Inapplicable.
(g)	(1)
Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective
January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 13, 2006.

	(2)
Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company
effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 39 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 13, 2006.

(h)	(1)
Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 15, 2004.

	(2)
Form of Addendum to Fund Participation Agreement. Incorporated herein by reference to Post-Effective
Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on July 5,
2001.

	(3)
Form of Addendum to Fund Participation Agreement for Class 1 Shares. Incorporated herein by reference to Post-
Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 17, 2009.

	(4)
Form of Amended and Restated Addendum to Fund Participation Agreement for Class 2 Shares. Incorporated
herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 17, 2009.

	(5)
Form of Amended and Restated Addendum to Fund Participation Agreement for Class 3 Shares. Incorporated
herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on April 17, 2009.

	(6)
Amendment No. 1 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company dated
April 1, 2011 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(7)
Form of Amendment No. 2 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company
(Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(8)
Amendment No. 3 to the Participation Agreement with American General Life Insurance Company (successor to
SunAmerica Annuity Life Assurance Company) (Master-Feeder) dated July 31, 2013. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on December 17, 2018.

	(9)
Amendment No. 4 to the Participation Agreement with American General Life Insurance Company (Master-Feeder)
dated December 17, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on December 17, 2018.

	(10)
Fund Participation Agreement with First SunAmerica Life Insurance Company dated September 1, 2006 (Master-
Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(11)
Amendment No. 1 to the Participation Agreement with First SunAmerica Life Insurance Company dated April 1,
2011 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

	(12)
Form of Amendment No. 2 to the Participation Agreement with The United States Life Insurance Company in the
City of New York (successor to First SunAmerica Life Insurance Company) (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on October 2, 2012.

	(13)
Amendment No. 3 to the Participation Agreement with The United States Life Insurance Company in the City of
New York (Master-Feeder) dated July 31, 2013. Incorporated herein by reference to Post-Effective Amendment
No. 109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on December 17,
2018.

	(14)
Amendment No. 4 to the Participation Agreement with The United States Life Insurance Company in the City of
New York (Master-Feeder) dated December 17, 2018. Incorporated herein by reference to Post-Effective
Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
December 17, 2018.

4

(15)
Form of Participation Agreement between SunAmerica Annuity and Life Assurance Company and the Registrant.
Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 21, 2011.

(16)
Form of Fund Participation Agreement between First SunAmerica Life Insurance Company and the Registrant.
Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 21, 2011.

(17)
Form of Participation Agreement between The Variable Annuity Life Insurance Company and the Registrant.
Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on April 24, 2015.

(18)
Form of Participation Agreement between The Variable Annuity Life Insurance Company, the Registrant, American
Funds Insurance Series® and Capital Research and Management Company. Incorporated herein by reference to
Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238)
filed on April 24, 2015.

(19)
Shareholder Services Agreement between the Registrant and American General Life Insurance Company, dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(20)
Shareholder Services Agreement between the Registrant and The United States Life Insurance Company in the City
of New York, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(21)
Shareholder Services Agreement between the Registrant and The Variable Annuity Life Insurance Company, dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(22)
Form of Indemnification Agreement between the Registrant and Trustee. Incorporated herein by reference to Post-
Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on July 5, 2023.

(23)
Master Transfer Agency and Service Agreement between VALIC Retirement Services Company and the Registrant dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 25, 2014.

(24)
Expense Limitation Agreement between the Registrant, on behalf of certain Portfolios, and SunAmerica, dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(25)
Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, on behalf of the SA BlackRock Multi-
Factor 70/30 Portfolio, and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares
U.S. ETF Trust, dated January 19, 2022. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.

(i)	(1)
Opinion and Consent of Counsel Bingham McCutchen dated April 21, 2011. Incorporated herein by reference to
Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238)
filed on April 21, 2011.

(2)
Opinion and Consent of Counsel Bingham McCutchen dated January 20, 2012 – Foreign Value & Small & Mid
Cap Value Portfolios Class 1. Incorporated herein by reference to Post-Effective Amendment No. 58 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on January 20, 2012.

(3)
Opinion and Consent of Counsel Bingham McCutchen dated January 20, 2012 – SunAmerica Dynamic Allocation
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on January 20, 2012.

(4)
Opinion and Consent of Counsel Bingham McCutchen dated June 28, 2012 – SunAmerica Dynamic Strategy
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on June 29, 2012.

(5)
Opinion and Consent of Counsel Bingham McCutchen dated October 2, 2012 – Protected Asset Allocation SAST
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

(6)
Opinion and Consent of Counsel Bingham McCutchen dated April 19, 2013 – VCP Total Return Balanced and
VCP Value Portfolios. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 22, 2013.

5

	(7)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated January 13, 2016 – SA BlackRock VCP
Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on January 13, 2016.

	(8)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 22, 2016 – American Funds® Asset
Allocation SAST Portfolio, American Funds® Global Growth SAST Portfolio, American Funds® Growth SAST
Portfolio, American Funds® Growth-Income SAST Portfolio, SunAmerica Dynamic Allocation Portfolio,
SunAmerica Dynamic Strategy Portfolio, VCPSM Managed Asset Allocation SAST Portfolio, VCP Total Return
BalancedSM Portfolio and VCPSM Value Portfolio (Class 1 Shares). Incorporated herein by reference to Post-
Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 22, 2016.

	(9)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated May 11, 2016 – SA BlackRock VCP
Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on May 11, 2016.

	(10)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated February 1, 2017 – SA Fixed Income
Index Portfolio, SA International Index Portfolio, SA Mid Cap Index Portfolio, SA Small Cap Index Portfolio, SA
Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio and SA Index Allocation 90/10 Portfolio.
Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on
Form N-1A (File No. 811-07238) filed on February 1, 2017.

	(11)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 20, 2018 – SA Large Cap Growth
Index Portfolio, SA Large Cap Value Index Portfolio, SA Emerging Markets Equity Index Portfolio, SA Global
Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio and SA Global Index Allocation
90/10 Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on April 23, 2018.

	(12)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 30, 2019 – SA Fidelity Institutional
AM® International Growth Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 30, 2019.

	(13)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated October 7, 2019 – SA Franklin U.S. Equity
Smart Beta Portfolio dated October 7, 2019. Incorporated herein by reference to Post-Effective Amendment
No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 7, 2019.

	(14)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated October 13, 2020 – SA BlackRock Multi
Factor 70/30 Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 13, 2020.

	(15)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated June 30, 2021 – SA JPMorgan Diversified
Balanced Portfolio. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File
No. 333-257555) filed on June 30, 2021.

	(16)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated June 30, 2021 – SA JPMorgan Mid-Cap
Growth Portfolio. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File
No. 333-257555) filed on June 30, 2021.

	(17)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated August 10, 2021 – SA Wellington Capital
Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-
Asset Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on August 10, 2021.

(j)	(1)	Consent of Independent Registered Public Accounting Firm.*
	(2)	Consent of Independent Registered Public Accounting Firm.*
	(3)	Consent of Willkie Farr & Gallagher LLP.*
(k)		Inapplicable.
(l)		Inapplicable.
(m)	(1)
Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares), as amended August 10, 2021.
Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on August 10, 2021.

	(2)
Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares), as amended
August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on August 10, 2021.

6

(3)
Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares), as amended August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A
(File No. 811-07238) filed on August 10, 2021.

(n)
Amended and Restated Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment
No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on August 1, 2002.

(o)		Reserved.
(p)	(1)	Code of Ethics of SunAmerica. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.
(2)
Code of Ethics of AllianceBernstein L.P. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(3)
Code of Ethics of BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

(4)
Code of Ethics of Brandywine Global Investment Management, LLC. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(5)
Code of Ethics of ClearBridge Investments, LLC. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(6)
Code of Ethics of Federated Hermes, Inc. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2022.

	(7)	Code of Ethics of FIAM LLC. Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2024.
(8)
Code of Ethics of Franklin Templeton Investments. Incorporated herein by reference to Post-Effective Amendment
No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.

(9)
Code of Ethics of Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P.
Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement
on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(10)
Code of Ethics of Invesco Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2024.

(11)
Code of Ethics of Janus Henderson Investors US LLC. Incorporated herein by reference to Post-Effective
Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 26, 2022.

(12)
Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

(13)
Code of Ethics of Massachusetts Financial Services Company. Incorporated herein by reference to Post-Effective
Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 28, 2025.

(14)
Code of Ethics of Morgan Stanley Investment Management Inc. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 27, 2023.

	(15)	Code of Ethics of PIMCO. Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2024.
(16)
Code of Ethics of PineBridge Investments LLC. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(17)
Code of Ethics of Putnam Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 26, 2024.

(18)
Code of Ethics of Research Affiliates, LLC. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 27, 2023.

(19)
Code of Ethics of Schroder Investment Management North America, Inc. Incorporated herein by reference to Post-
Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2024.

(20)
Code of Ethics of T. Rowe Price Associates, Inc. Incorporated herein by reference to Post-Effective Amendment
No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 26, 2024.

7

(21)
Code of Ethics of Wellington Management Company LLP. Incorporated herein by reference to Post-Effective
Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 26, 2024.

(22)
Code of Ethics of American Funds®. Incorporated herein by reference to Post-Effective Amendment No. 49 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 21, 2011.

(23)
Code of Ethics of The Capital Group Companies, Inc. Incorporated herein by reference to Post-Effective
Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
April 28, 2025.

(q)		Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on April 28, 2025.
*
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Registrant.
No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company, and variable Nassau Life Insurance Company. Common stock of the Registrant is also held by certain Portfolios of the Trust and of Seasons Series Trust that are managed as “funds-of-funds.”
Item 30. Indemnification.
Section 9.5 of the Registrant’s Declaration of Trust relating to the indemnification of officers and trustees is quoted below:
Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.
Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.
To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
The Investment Advisory and Management Agreement and Subadvisory Agreements each provide in essence that under certain circumstances the Investment Adviser or the Subadviser (and their officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser or Subadviser to perform or assist in the
8

performance of its obligations under each Agreement) shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for disabling conduct (willfulness misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties), the Trust shall indemnify the Investment Adviser (and its officers and agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser’s conduct under the Investment Advisory and Management Agreement.
Item 31. Business and Other Connections of the Investment Adviser.
SunAmerica Asset Management, LLC (“SunAmerica”), the investment adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.
Any other business, profession, vocation or employment of a substantial nature in which each director or officer of SunAmerica is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser*
Bryan Pinsky	SunAmerica	Director	Senior Vice President, American General Life Insurance Company & The United States Life Insurance Company in the City of New York
John T. Genoy	SunAmerica	Director, President and Chief Operating Officer	Vice President, Corebridge Capital Services, Inc. (“CCS”); Vice President, Chief Financial Officer & Controller, AFS
Gregory N. Bressler	SunAmerica	Senior Vice President and Assistant Secretary	None
Timothy Campion	SunAmerica	Senior Vice President	None
Andrew Sheridan	SunAmerica	Senior Vice President	None
Kathleen Fuentes	SunAmerica	Senior Vice President and General Counsel	None
Thomas Bennett	SunAmerica	Vice President	President, AFS
Justin J. W. Caulfield	SunAmerica	Vice President and Treasurer
Treasurer & Vice President,
AFS, SAFG Retirement
Services, Inc., AGC Life
Insurance Company,
American General Life
Insurance Company, The
United States Life Insurance
Company in the City of
New York, The Variable
Annuity Life Insurance
Company & VALIC
Retirement Services
Company

Brian Moon	SunAmerica	Vice President and Treasurer	Vice President and Treasurer, The Variable Annuity Life Insurance Company
9

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser*
Margaret Chih	SunAmerica	Vice President and Tax Officer	Vice President and Tax Officer, CCS and The Variable Annuity Life Insurance Company
Daniel R. Cricks	SunAmerica	Vice President and Tax Officer
Vice President and Tax
Officer, SAFG Retirement
Services, Inc., CCS, AFS,
AGC Life Insurance
Company, The Variable
Annuity Life Insurance
Company, American General
Life Insurance Company &
The United States Life
Insurance Company in the
City of New York

Frank Curran	SunAmerica	Senior Vice President and Controller	Vice President, Controller, Financial Operations Principal, Chief Financial Officer & Treasurer, CCS
Matthew J. Hackethal	SunAmerica	Vice President and Chief Compliance Officer	None
John Halpin	SunAmerica	Vice President	None
Salimah Shamji	SunAmerica	Vice President	None
Julie A. Cotton Hearne	SunAmerica	Vice President and Secretary
Assistant Secretary, SAFG
Retirement Services, Inc.;
Vice President & Secretary,
CCS; Secretary, SunAmerica
Retirement Markets, Inc.;
Secretary & Vice President,
American General Life
Insurance Company, The
Variable Annuity Life
Insurance Company & The
United States Life Insurance
Company in the City of
New York

Christopher Tafone	SunAmerica	Vice President	None
Rosemary Foster	SunAmerica	Assistant Secretary
Assistant Secretary, CCS,
AFS, American General Life
Insurance Company, SAFG
Retirement Services, Inc.,
The United States Life
Insurance Company in the
City of New York, The
Variable Annuity Life
Insurance Company, VALIC
Financial Advisors, Inc. &
VALIC Retirement Services
Company

10

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser*
Valerie Vetters	SunAmerica	Vice President and Tax Officer
Vice President and Tax
Officer, AGC Life Insurance
Company, American General
Life Insurance Company, The
United States Life Insurance
Company in the City of
New York, VALIC
Retirement Services
Company and The Variable
Annuity Life Insurance
Company; Vice President,
VALIC Financial Advisors,
Inc.

Mersini G. Keller	SunAmerica	Vice President and Tax Officer	Vice President and Tax Officer, CCS and The Variable Annuity Life Insurance Company
*
Principal Business Addresses:
SAFG Retirement Services, Inc., 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367
American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX 77019
The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, NY 10281
The Variable Annuity Life Insurance Company, 2929 Allen Parkway, Houston, TX 77019
SunAmerica Retirement Markets, Inc., 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
Corebridge Capital Services, Inc., 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302
Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Management Agreement,” “Distribution Agreement,” and “Trustees and Officers of the Trust” in the Statement of Additional Information constituting Part B of the Registration Statement.
AllianceBernstein L.P., BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Federated Investment Management Company, FIAM LLC, Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Goldman Sachs Asset Management, L.P., Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Janus Capital Management LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Pacific Investment Management Company LLC, PineBridge Investments LLC, Putnam Investment Management, LLC, Research Affiliates, LLC, Schroder Investment Management North America, Inc., Schroder Investment Management North America Limited, T. Rowe Price Associates, Inc., T. Rowe Price Australia Limited, T. Rowe Price International Limited, T. Rowe Price Investment Management, Inc. and Wellington Management Company LLP as the Subadvisers of certain of the portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the above referenced Subadvisers.
File No.
SunAmerica Asset Management LLC	801-19813
AllianceBernstein L.P.	801-56720
BlackRock Investment Management LLC	801-56972
Brandywine Global Investment Management LLC	801-27792
ClearBridge Investments, LLC	801-64710
Federated Investment Management Company	801-34612
FIAM LLC	801-63658
Franklin Advisers Inc.	801-26292
Franklin Mutual Advisers LLC	801-53068
Goldman Sachs Asset Management L.P.	801-37591
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File No.
Invesco Advisers Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Janus Capital Management LLC	801-13991
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
Morgan Stanley Investment Management Limited	801-26847
Pacific Investment Management Company LLC	801-48187
PineBridge Investments LLC	801-18759
Putnam Investment Management LLC	801-7974
Research Affiliates LLC	801-61153
Schroder Investment Management North America Inc.	801-15834
Schroder Investment Management North America Limited	801-37163
T. Rowe Price Associates Inc.	801-856
T. Rowe Price International Limited	801-61894
T. Rowe Price Investment Management, Inc.	801- 121434
T. Rowe Price Australia Limited	801- 112672
Wellington Management Company LLP	801-15908
Item 32. Principal Underwriters.
(a) CCS acts as distributor and principal underwriter of the Registrant and as principal underwriter for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A
SunAmerica Series Trust
VALIC Company I
(b) The following information is furnished with respect to each officer and director of the Distributor. The principal business address for all the officers and directors shown below, unless otherwise noted, is 30 Hudson Street,16th Floor, Jersey City, NJ 07302.
Name and Principal Business Address	Position With Underwriter	Position with the Registrant
Christina M. Nasta	Chairman of the Board of Directors, President and Chief Executive Officer	None
John P. Byrne III 2919 Allen Parkway Houston, TX 77019	Director	None
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Name and Principal Business Address	Position With Underwriter	Position with the Registrant
Nicholas G. Intrieri	Director	None
Ryan Tapak	Director	None
Eric Taylor	Director	None
Michael Fortey	Chief Compliance Officer	None
Frank P. Curran	Vice President, Chief Financial Officer, Chief Operations Officer, Treasurer and Controller	None
Mallary L. Reznik 21650 Oxnard St., Suite 750 Woodland Hills, CA 91367	Vice President	None
John T. Genoy	Vice President	President
Daniel R. Cricks 2727A Allen Parkway Houston, TX 77019	Vice President and Tax Officer	None
Julie A. Cotton Hearn 2919 Allen Parkway Houston, TX 77019	Vice President and Secretary	None
Margaret Chih	Tax Officer	None
Mersini G. Keller	Vice President and Tax Officer	None
Valerie Vetters	Tax Officer	None
Marjorie Brothers 2919 Allen Parkway Houston, TX 77019	Assistant Secretary	None
Rosemary Foster 2919 Allen Parkway Houston, TX 77019	Assistant Secretary	None
(c) Not applicable.
Item 33. Location of Accounts and Records.
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian. It maintains books, records and accounts pursuant to the instructions of the Trust.
Corebridge Capital Services, Inc. is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.
VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, acts as transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.
SunAmerica Asset Management, LLC is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302 and at 2919 Allen Parkway, Houston, Texas 77019.
AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York, 10105.
BlackRock Investment Management, LLC is located at 1 University Square Drive, Princeton, New Jersey 08540-6455.
Brandywine Global Investment Management, LLC is located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.
ClearBridge Investments, LLC is located at 620 Eighth Avenue, New York, New York 10018.
Federated Investment Management Company is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779.
FIAM LLC (formerly, Pyramis Global Investors, LLC) is located at 900 Salem Street, Smithfield, Rhode Island 02917.
Franklin Advisory Services, LLC is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
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Franklin Mutual Advisers, LLC is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
Goldman Sachs Asset Management International is located at River Court, 120 Fleet Street, London EC4A 288, United Kingdom.
Goldman Sachs Asset Management L.P. is located at 200 West Street, New York, New York 10282.
Invesco Advisers, Inc. is located at 1331 Spring Street, N.W., Atlanta, Georgia 30309.
J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017.
Janus Capital Management, LLC is located at 151 Detroit Street, Denver, Colorado 80206.
Massachusetts Financial Services Company is located at 111 Huntington Avenue, Boston, Massachusetts 02199.
Morgan Stanley Investment Management Inc. is located at 522 Fifth Avenue, New York, New York 10036.
Morgan Stanley Investment Management Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.
Pacific Investment Management Company LLC is located at 650 Newport Center Drive, Newport Beach, California 92660.
PineBridge Investments LLC is located at 399 Park Avenue, New York, New York 10022.
Putnam Investment Management, LLC is located at One Post Office Square, Boston, Massachusetts, 02109.
Research Affiliates is located at 620 Newport Center Drive, Suite 900, Newport Beach, California 92660.
Schroder Investment Management North America, Inc. is located at 875 Third Avenue, New York, New York 10022.
Schroder Investment Management North America Limited is located at 1 London Wall Place, London, United Kingdom EC2Y 5AU.
T. Rowe Price Associates, Inc. is located at 1307 Point Street, Baltimore, Maryland 21231.
T. Rowe Price International Limited is located at 60 Queen Victoria Street, London, United Kingdom EC4N 4TZ.
T. Rowe Price Investment Management, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price Australia Limited is located at Level 28, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000, Australia.
Wellington Management Company LLP is located at 280 Congress Street, Boston, Massachusetts 02210.
Western Asset Management Company is located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.
Each of SunAmerica and the Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
Item 34. Management Services.
Inapplicable.
Item 35. Undertakings.
Inapplicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 137 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the 28th day of July, 2025.
SunAmerica Series Trust (Registrant)
By:	/s/ John T. Genoy
John T. Genoy President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 137 to the Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:
	Signature	Title	Date
	/s/ John T. Genoy	President and Trustee (Principal Executive Officer)	July 28, 2025
John T. Genoy
	/s/ Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	July 28, 2025
Gregory R. Kingston
	*	Trustee and Chairman	July 28, 2025
Bruce G. Willison
	*	Trustee	July 28, 2025
Tracey C. Doi
	*	Trustee	July 28, 2025
Jane Jelenko
	*	Trustee	July 28, 2025
Christianne Kerns
	*	Trustee	July 28, 2025
Charles H. Self III
	*	Trustee	July 28, 2025
Martha Willis
* By:	/s/ Edward Gizzi		July 28, 2025
Edward Gizzi Attorney-in-Fact
* Pursuant to Power of Attorney.
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